                                                                   EXHIBIT 10.15

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                                  LEASE AGREEMENT

                           Dated as of December 19, 1997

                                      between

                             SELCO SERVICE CORPORATION,
                                     as Lessor

                                        and

                         CROWN PACIFIC LIMITED PARTNERSHIP,
                          as Lessee and Construction Agent

                              -----------------------

                            Port Angeles Sawmill Complex


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



                                  TABLE OF CONTENTS
                                  -----------------


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SECTION 1.  DEFINITIONS; CONSTRUCTION OF REFERENCES. . . . . . . . . .     1

SECTION 2.  LEASE OF THE LEASED PROPERTY . . . . . . . . . . . . . . .    14

SECTION 3.  TERM AND RENT. . . . . . . . . . . . . . . . . . . . . . .    14

SECTION 4.  CONSTRUCTION AGENT . . . . . . . . . . . . . . . . . . . .    15

SECTION 5.  ACQUISITION OF COMPONENTS; FINANCING . . . . . . . . . . .    19

SECTION 6.  CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . .    19

SECTION 7.  NET LEASE; NON-TERMINABILITY . . . . . . . . . . . . . . .    27

SECTION 8.  RETURN OF THE LEASED PROPERTY. . . . . . . . . . . . . . .    28

SECTION 9.  WARRANTY OF THE LESSOR . . . . . . . . . . . . . . . . . .    29

SECTION 10. LIENS. . . . . . . . . . . . . . . . . . . . . . . . . . .    31

SECTION 11. MAINTENANCE AND OPERATION; COMPLIANCE AND USE;
               REPLACEMENT PARTS; MODIFICATIONS. . . . . . . . . . . .    31

SECTION 12. INSPECTION REPORTS . . . . . . . . . . . . . . . . . . . .    34

SECTION 13. LOSS OR DESTRUCTION; REQUISITION OF USE. . . . . . . . . .    36

SECTION 14. INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . .    38

SECTION 15. SUBLETTING; ASSIGNABILITY; AMENDMENT OF CONTRACTS. . . . .    41

SECTION 16. REPRESENTATIONS AND WARRANTIES OF LESSOR . . . . . . . . .    42

SECTION 17. REPRESENTATIONS AND WARRANTIES OF LESSEE . . . . . . . . .    43

SECTION 18. ADDITIONAL COVENANTS . . . . . . . . . . . . . . . . . . .    51

SECTION 19. OPTIONS UPON LEASE TERMINATION . . . . . . . . . . . . . .    55

SECTION 20. EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . .    56

SECTION 21. REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . .    59


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SECTION 22. RIGHT TO PERFORM FOR LESSEE. . . . . . . . . . . . . . . .    61

SECTION 23. INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . .    61

SECTION 24. NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . .    64

SECTION 25. SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . .    65

SECTION 26. AMENDMENTS AND MISCELLANEOUS . . . . . . . . . . . . . . .    65


            EXHIBITS

Exhibit A - Form of Lease Supplement

Exhibit B - Form of Requisition

Exhibit C - Approved Construction Budget

Exhibit D - Form of Officer's Certificate for Final Completion Date

Exhibit E - Terms of Single Investor Tax Lease

Exhibit F - Credit Agreement

     SCHEDULES

Schedule 1 - Parcel

Schedule 6(a)(viii) - Permits

                                   LEASE AGREEMENT

          LEASE AGREEMENT dated as of December 19, 1997 between SELCO SERVICE CORPORATION, an Ohio corporation ("Lessor"), and CROWN PACIFIC LIMITED PARTNERSHIP, a Delaware limited partnership ("Lessee").

          SECTION 1.  DEFINITIONS; CONSTRUCTION OF REFERENCES.

          In this Lease, unless the context otherwise requires:

          (a) All references in this Lease to designated Sections and other subdivisions are to designated Sections and other subdivisions of this Lease, and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Section or other subdivision.

          (b) The terms defined in this Section or elsewhere in this Lease shall, for purposes of this Lease and all Exhibits and Schedules hereto, have the meanings assigned to them in this Section or elsewhere herein and include the plural as well as the singular and the singular as well as the plural; except as otherwise indicated, all the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms hereof and thereof and of the other Operative Documents.

          (c) Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Lease, such determination or computation shall be done in accordance with GAAP at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Lease.

          (d) The following terms shall have the following meanings for all purposes of this Lease:

          ACTUAL PROJECT COSTS shall mean, collectively, (i) all amounts paid or payable to finance the acquisition of the Components, (ii) all amounts paid or payable as costs for the construction, operation and maintenance of the Facility and (iii) amounts constituting interest, fees and expenses paid or payable with respect to the Facility as set forth in the Approved Construction Budget.

          AFFILIATE shall mean, as to a particular entity, a Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such entity, (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of such entity or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by such entity. As used herein, the term control shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, the terms "controlling," "controlled by" and "under common control with" shall have meanings correlative to the foregoing.

          AFTER-TAX BASIS shall mean on a basis such that any payment received or deemed to have been received by any Person shall, if necessary, be supplemented by a further payment to that Person so that the sum of the two payments shall, after deduction of all taxes, penalties, fines, interest, additions to tax and other charges (taking into account any related credits or deductions) resulting from the receipt (actual or constructive) of such payments imposed by or under any Federal, state, local or foreign law or taxing or governmental authority be equal to the payment received or deemed to have been received.

          APPLICABLE LAW shall mean all applicable laws, rules, codes, ordinances, permits, certificates, Orders, regulations and treaties of the United States of America and states, territories and political subdivisions thereof and of any other Governmental Authority.

          APPLICABLE PERMITS shall mean any Permit that is necessary to develop, build, improve, own, operate or use all or any part of the Leased Property or any part thereof in accordance with this Lease and the other Operative Documents.

          APPRAISAL shall have the meaning set forth in Section 6(a)(xiv) hereof.

          APPRAISER shall mean Independent Equipment Company.

          APPROVED CONSTRUCTION BUDGET shall mean the budget prepared by the Lessee, in form and substance satisfactory to the Lessor, attached as EXHIBIT C hereto, which budget specifies the estimated Actual Project Costs including:
(a) all labor, materials and services necessary for the design, engineering and construction of the Facility, in accordance with the Construction Contract and the Construction Agreements, and (b) the expenses to be incurred in connection with the design, engineering and construction of the Facility, as the same may be amended from time to time in accordance with the provisions of Section 4 hereof and the other Operative Documents.

          APPROVED CREDIT AGREEMENT ACTION shall mean any amendment or modification to, or waiver under, the Credit Agreement at such times that Key Bank National Association or any Affiliate of Key Bank National Association is a "Bank" party to the Credit Agreement.

          BASIC RENT shall have the meaning set forth in Section 3(b) hereof.

          BASIC RENT PAYMENT DATE shall have the meaning set forth in Section 3(b) hereof.

          BASIC RENT RATE shall mean, with respect to each Rental Period, an interest rate per annum equal to the sum of (i) the rate or interest at which deposits in U.S. dollars for a one month period are offered in the London interbank market as quoted on the Reuters Screen page "LIBO" at or about 11:00 A.M. (London time) on the second Business Day prior to the commencement of such Rental Period, or if such page on such screen ceases to display such information, such other page as may replace it on that screen for the purpose of displaying such information PLUS (ii) 125 basis points.

          BUSINESS DAY shall mean (a) a day of the year (other than a Saturday or a Sunday) on which banks are not required or authorized to close in New York City, Boston, Massachusetts, and San Francisco, California, and (b) if the applicable Business Day relates to the determination of the Basic Rent Rate, a day of the year (other than a Saturday or a Sunday) that is also a day on which dealings are carried on in the London interbank market and banks are open for business in London.

          CERCLIS shall mean the Comprehensive Environmental Response Compensation and Liability Information System, which is a list maintained by the United States Environmental Protection Agency of sites where there is a known or suspected release or potential release of hazardous materials which may require remediation.

          CLAIM shall mean all liabilities (including, without limitation, negligence, warranty, statutory, product, strict or absolute liability, liability in tort or otherwise), obligations, responsibilities, losses, damages, penalties, fines, sanctions, claims, Environmental Claims, actions, causes of action, suits, investigations, judgments, Liens (including any Lien in favor of any Governmental Authority for environmental liabilities and costs or violations of any Environmental Laws), Taxes, costs, expenses and disbursements, of any kind or nature, including, without limitation, reasonable legal fees and expenses and costs of investigation.

          CLOSING DATE shall mean December 19, 1997.

          CODE shall mean the Internal Revenue Code of 1986, as amended.

          COMPONENTS shall mean all furniture, fixtures, equipment and other real or personal property to be constructed or installed on the Parcel on or after the Closing Date as set forth in detail in the Lease Supplements, and together shall constitute the Facility.

          CONSTRUCTION AGENT shall have the meaning set forth in Section 4(a) hereof.

          CONSTRUCTION AGREEMENTS shall have the meaning set forth in Section 4(c)(iv) hereof.

          CONSTRUCTION CONTRACT shall mean the Agreement dated as of July 22, 1997 between Lessee and HCMA relating to the construction of the Facility, as assigned to the Lessor pursuant to the Construction Contract Assignment.

          CONSTRUCTION CONTRACT ASSIGNMENT shall mean the Assignment Agreement dated as of December 19, 1997 among the Lessee, as assignor, the Lessor, as assignee, and HCMA.

          CONSTRUCTION SCHEDULE shall mean the Construction Schedule for the Facility, as the same may be amended or supplemented from time to time in accordance with Section 4 hereof.

          CONTRACTUAL OBLIGATION shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          CREDIT AGREEMENT shall mean the Amended and Restated Credit Agreement dated as of July 31, 1996, as amended October 15, 1996, March 31, 1997, and October 10, 1997, among the Lessee, Bank of America National Trust and Savings Association, as Agent, ABN AMRO Bank, N.V. and Societ Generale, as Co-Agents, and the other financial institutions party thereto, a copy of which is attached as EXHIBIT F hereto, as it may hereafter be amended or modified or any of its provisions may hereafter be waived pursuant to any Approved Credit Agreement Action.

          DEFAULT shall mean an event which, after the giving of notice or lapse of time, or both, would constitute an Event of Default.

          ENVIRONMENTAL CLAIMS shall mean any Claim, action, cause of action, investigation or notice (in written form) by any Person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, Remedial Action, Releases, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, release into the environment, of any Hazardous Material at any location, whether or not owned or operated by the Lessee or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

          ENVIRONMENTAL CONSULTANT shall mean Century West Engineering Corporation.

          ENVIRONMENTAL LAWS shall mean all applicable federal, state, foreign and local laws and regulations, and common law relating to pollution or protection of the environment (including, without limitation, ambient air, surface, water, groundwater, land surface or subsurface strata, wetlands, wildlife, aquatic species, vegetation and natural resources), including, without limitation, laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"); the Federal Insecticide, Fungicide, and Rodenticide Act ("FIFRA"); the Resource Conservation Recovery Act ("RCRA"); Oil Pollution Act of 1990 ("OPA"); the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Toxic Substances Control Act ("TSCA"); the Hazardous Material Transportation Act; the Clean Air Act; the Federal Water Pollution Control Act; the Safe Drinking Water Act; and their state and local counterparts or equivalents.

          ENVIRONMENTAL PERMITS shall mean all Permits required under Environmental Laws.

          ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

          ERISA AFFILIATE shall mean any trade or business (whether or not incorporated) under common control with the Lessee within the meaning of Section 414(b) or 414(c) of the Code.

          ERISA EVENT shall mean (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Lessee or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the filing of a notice of intent to terminate the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan subject to Title IV of ERISA; (d) a failure by the Lessee or any ERISA Affiliate to make required contributions to a Pension Plan or other Plan subject to Section 412 of the Code; (e) an event or condition which might reasonably by expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Lessee; or (g) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Pension Plan.

          EVENT OF DEFAULT shall have the meaning set forth in Section 20 hereof.

          EVENT OF LOSS shall mean with respect to the Facility any of the following events: (i) loss of the Facility or the use thereof due to theft, disappearance, destruction, damage beyond repair or rendition of the Facility permanently unfit for commercial operation for any reason whatsoever; (ii) any damage to the Facility which results in an insurance settlement with respect to the Facility on the basis of a total loss; (iii) the requisition of title to the Leased Property or any part thereof by the act of the United States government or any other Governmental Authority; (iv) the condemnation, confiscation or seizure of, or requisition of use ("Requisition of Use") of the Leased Property or any part thereof by the act of the United States Government or any other Governmental Authority which constitutes a total taking thereof, (v) the Requisition of Use of the Leased Property or any part thereof by the act of the United States Government or any other Governmental Authority which has rendered the operation of the Facility uneconomic to the Lessee. The date of such Event of Loss shall be the date of such theft, disappearance, destruction, damage, condemnation, confiscation, seizure, requisition of title, Requisition of Use or unfitness for use for the stated period.

          EXPECTED TAXES shall mean net income taxes imposed by any federal or state Governmental Authority on the Lessor with respect to any Rent received by the Lessor.

          FACILITY shall mean the sawmill facility to be constructed on the Parcel, as more fully described in the Construction Contract and the Construction Budget and shall be comprised of the Components.

          FINAL COMPLETION DATE shall mean the date on and as of which the Lessee has delivered to the Lessor a fully executed Officer's Certificate in the form of EXHIBIT D hereto.

          FINAL SURVEY shall mean an ALTA/ACSM survey of the Parcel and any necessary easements, rights of way or similar property rights benefiting the Parcel, showing the location of all Components, easements, encroachments and other survey matters together with a certification from the surveyor, such survey and certification shall be in form and substance satisfactory to the Lessor.

          GAAP shall mean generally accepted accounting principals in the United States of America in effect from time to time.

          GENERAL PARTNER shall mean the general partner of the Lessee, Crown Pacific Management Limited Partnership, a Delaware limited partnership, or any successor general partner of the Lessee.

          GOVERNMENT ACTION shall mean all actions, authorizations, consents, approvals, waivers, exceptions, variances, franchises, filings, orders, permits, licenses, exemptions, publications, notices to and declarations of or with any Governmental Authority, including, without limitation, those pertaining to Environmental Laws and Environmental Permits.

          GOVERNMENTAL AUTHORITY shall mean and include any Federal, state, municipal or other governmental department, commission, board, bureau, court, legislature, agency, instrumentality or authority, domestic, foreign, transnational or international.

          GROUND LEASE shall mean the Ground Lease dated as of December 19, 1997 between the Ground Lessor and the Ground Lessee, conveying to the Lessor a leasehold estate in the Parcel.

          GROUND LESSEE shall mean the Lessor as ground lessee under the Ground Lease.

          GROUND LESSOR shall mean the Lessee as ground lessor under the Ground Lease.
          HCMA shall mean HCMA Consulting Group, Inc., an Oregon corporation.

          HAZARDOUS MATERIALS shall mean (i) all substances defined as such in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R.(S)300.5, (ii) any substance that, whether by its nature or use, is subject to regulation under any Environmental Law or with respect to which any Federal, state or local Environmental Law of Governmental Authority requires environmental investigation, monitoring or remediation and (iii) all substances defined as such by, or regulated as such under, any Environmental Law.

          INDEMNIFIED PERSON shall mean the Lessor, its successors, assigns and affiliates, and the directors, officers, employees and agents of the foregoing.

          INDEPENDENT AUDITOR shall have the meaning set forth in Section 18(a)(i).

          INSURANCE REQUIREMENTS shall mean all of the insurance requirements set forth in Section 14(a) through (c) hereof.

          IRS shall mean the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions.

          LAW shall mean any law (including, without limitation, any zoning law or ordinance, any Environmental Law or Legal Requirements), treaty, directive, statue, rule, regulation, ordination, order, directive, code, interpretation, judgment decree, injunction, writ, determination, award, Permit, license, authorization, direction, requirement or decision of or agreement with or by any Governmental Authority or any official or officer thereof having jurisdiction of the matter in question.

          LEASE shall mean this Lease and shall include each Lease Supplement entered into pursuant to the terms hereof.

          LEASE SUPPLEMENT shall mean a supplement to this Lease duly executed and delivered by the Lessor and the Lessee pursuant to, and in accordance with, the terms hereof, in the form of EXHIBIT A hereto.

          LEASE TERM shall mean the period commencing on the Closing Date and ending on the Lease Termination Date or such shorter period as may result from earlier termination as provided herein.

          LEASE TERMINATION DATE shall mean the earlier of (i) the Final Completion Date, (ii) September 30, 1998 and (iii) the date on which this Lease is terminated pursuant to the terms hereof.

          LEASED PROPERTY shall mean the Parcel and the Facility.

          LEGAL REQUIREMENTS shall mean (i) all Laws, foreseen or unforeseen, ordinary or extraordinary, or arising from any restriction of record or otherwise, which now or at any time hereafter may be applicable to the Lessor, as owner of the Facility, the Lessee, as lessee hereunder, or the Leased Property or any part thereof, or any of the adjoining sidewalks, or the maintenance, management, ownership, construction, operation, mortgaging, occupancy, possessing, use, non-use or condition of the Leased Property or any part thereof; (ii) and any other governmental rules, orders and determinations now or hereafter enacted, made or issued, and applicable to the Lessor, as owner of the Facility, the Lessee, as lessee hereunder, or the Leased Property or any part thereof or to the maintenance, management, ownership, construction, operation, mortgaging, occupancy, possession, use, non-use or condition thereof whether or not presently contemplated; and (iii) all agreements, Permits, covenants, and restrictions applicable to the Leased Property or any part thereof or the maintenance, management, ownership, construction, operation, mortgaging, occupancy, possession, use, non-use or condition thereof.

          LESSEE shall mean Crown Pacific Limited Partnership, a Delaware limited partnership, and its permitted successors and assigns.

          LESSOR shall mean SELCO Service Corporation, an Ohio corporation, and its permitted successors and assigns.

          LESSOR'S LIENS shall mean any Lien on or against the Leased Property arising as a result of (i) Claims against the Lessor which are not related to the transactions contemplated by the Operative Documents, (ii) any act or omission of the Lessor which is not related to the transactions contemplated by the Operative Documents or is in violation of any of the terms of the Operative Documents or (iii) Claims against the Lessor with respect to Taxes or expenses against which the Lessee is not required to indemnify Lessor pursuant to any of the Operative Documents.

          LIEN shall mean any interest in property securing an obligation owed to, or claimed by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to any security interest, mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; the term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

          MANDATORY ALTERATION shall have the meaning set forth in Section 11(d) hereof.

          MATERIAL ADVERSE EFFECT shall mean (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Lessee; (b) a material impairment of the ability of the Lessee to perform under this Lease or any other Operative Document and to avoid any Event of Default; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Lessee of any Operative Document or; (d) a material adverse effect on the continued economic operation of the Leased Property.

          MAXIMUM REQUISITION FUNDING AMOUNT shall mean $18,040,922.33.

          MEMORANDUM OF LEASE shall mean the Memorandum of Lease dated as of December 19, 1997 between the Lessor and the Lessee.

          MEMORANDUM OF GROUND LEASE shall mean the Memorandum of Ground Lease dated as of December 19, 1997 between the Ground Lessor and the Ground Lessee.

          MGP GENERAL PARTNERS shall mean, collectively, Freemont Timber, Inc., a Delaware corporation, and HS Corp. of Oregon, an Oregon corporation, the sole general partners of the General Partner, and any successor general partner of the General Partner.

          MODIFICATION shall mean any improvement, modification, alteration or addition to the Leased Property.

          NEW LEASE NOTIFICATION shall have the meaning set forth in Section 19(a) hereof.

          NONSEVERABLE MODIFICATION shall mean a Modification to the Leased Property which is not a Severable Modification.

          NPL shall mean the National Priorities List.

          OFFICER'S CERTIFICATE of any Person shall mean a certificate signed by a president, any vice president and/or any other duly authorized and responsible officer of such Person.

          OPERATIVE DOCUMENTS shall mean and include this Lease, the Lease Supplements, the Construction Contract, the Construction Contracts Assignment, the Ground Lease, the Memorandum of Lease and the Memorandum of Ground Lease.

          ORDER shall mean and include any order, writ, injunction, decree, judgment, award, determination, direction or demand of any Governmental Authority.

          OVERDUE RATE shall mean a rate per annum equal to the greater of (i) 2% above the Basic Rent Rate then in effect, or for any period after the Lease Termination Date, the Basic Rent Rate for the last Rental Period or (ii) 2% above the Prime Rate.

          PARCEL shall mean the real property described on Schedule 1 hereto.

          PARTS shall mean all appliances, parts, instruments, appurtenances, accessories and other equipment of whatever nature, which may from time to time be incorporated or installed in or attached to and become a part of the Leased Property as originally constituted.

          PENSION PLAN shall mean a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Lessee or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plans years.

          PERMIT shall mean any order, authorization, consent, approval, license, ruling, permit, certification, exemption, filing or registration by or with any Governmental Authority.

          PERMITTED ENCUMBRANCES shall have the meaning set forth in the Ground Lease.

          PERMITTED LIENS shall mean all Liens permitted by Section 10 hereof.

          PERSON shall mean any individual, partnership, corporation, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association or organization or joint venture, a government or any department or agency thereof, or any other entity.

          PLAN shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) which the Lessee or any ERISA Affiliate sponsors or maintains or to which the Lessee makes, is making, or is obligated to make contributions and includes any Pension Plan.

          PRIME RATE shall mean the rate of interest per annum publicly announced from time to time by Key Bank National Association as its prime rate in effect at its principal office in Cleveland, Ohio; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          RELEASE shall mean the release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migrating into the environment of any Hazardous Material through or in the air, soil, surface water or groundwater.

          REMEDIAL ACTION shall mean actions required to (i) clean up, remove, treat or in any other way address Hazardous Materials in the environment, (ii) prevent the Release or further Release or minimize the further Release of Hazardous Materials, or (iii) investigate and determine if a remedial response is needed, to design such a response and post-remedial investigation, monitoring, operation, maintenance and care.

          RENT shall have the meaning set forth in Section 3(c) hereof.

          RENTAL PERIOD shall mean the following periods: (i) the Closing Date through December 31, 1997 and (ii) each calendar month thereafter through the Lease Termination Date; PROVIDED, that with respect to the calendar month in which the Lease Termination Date occurs, the Rental Period for that month, if the Lease Termination Date is not the last day of such month, shall be the first day of such calendar month through the Lease Termination Date.

          REPLACEMENT PARTS shall have the meaning set forth in Section 11(c) hereof.

          REPORTABLE EVENT shall mean any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          REQUISITION shall mean a requisition by the Lessee for Requisition Fundings substantially in the form of EXHIBIT B.

          REQUISITION FUNDING shall have the meaning set forth in Section 5(b) hereof.

          REQUISITION FUNDING CONDITIONS shall mean the conditions to each Requisition Funding set forth in Sections 6(b) and 6(c) hereof.

          REQUISITION FUNDING DATE shall mean the Closing Date and the first Business Day of any month thereafter through the Lease Termination Date.

          REQUISITION OF USE shall have the meaning set forth in the definition of Event of Loss.

          SEVERABLE MODIFICATION shall mean any Modification to the Leased Property permitted hereunder which can be readily removed therefrom without impairing the current or residual value, utility or remaining useful life of the Leased Property.

          SUBSIDIARY of any Person shall mean any corporation, partnership, limited liability company, limited liability partnership, joint venture, trust or estate of which (or in which) more than 50% of (a) the Voting Stock of such corporation, (b) the interest in the capital or profits of such partnership, limited liability company, limited liability partnership, or joint venture or
(c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          SUPPLEMENTAL RENT shall have the meaning set forth in Section 3(c) hereof.

          TAX or TAXES shall mean, without limitation, any fee (including license, filing, recording, transfer, mortgage and registration fees), foreign, Federal, state or local tax (including any income, gross receipts, withholding, franchise, excise, sales, use, value added, mortgage, real, personal, tangible or intangible property tax or any tax similar to any of the foregoing taxes), interest equalization, recording, transfer or stamp tax (including deed stamp tax), assessment (including any maintenance charge, owner association dues or charges), levy, impost, duty, charge or withholding of any kind or nature whatsoever, imposed or assessed by any foreign, Federal, state or local government or agency, or governmental authority, together with any addition to tax, penalty, fine or interest thereon, other than Expected Taxes.

          TITLE INSURANCE POLICY shall have the meaning set forth in Section 6(a)(vii).

          TOTAL FUNDINGS means an amount equal to all Requisition Fundings made by the Lessor hereunder.

          UNFUNDED PENSION LIABILITY shall mean the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          UPDATED TITLE POLICY shall mean an update of the Title Insurance Policy in form and substance satisfactory to the Lessor, including the removal of the survey exception.

          VOTING STOCK shall mean, as to any corporation, all stock of any class or classes (however designated), or other securities of any kind, having ordinary voting rights for an election of a majority of the directors (or Persons performing similar functions) of such corporation, other than shares or securities having such power only by reason of the happening of a contingency.

          SECTION 2.  LEASE OF THE LEASED PROPERTY.

          Upon the terms and subject to the conditions set forth in this Lease and each Lease Supplement, and in consideration for the rents and covenants herein stipulated to be performed by the Lessee, the Lessor hereby leases to the Lessee the Leased Property. This Lease shall be effective with respect to any Components described on Schedule 1 to each Lease Supplement executed and delivered by the Lessor and the Lessee from time to time. Such Components shall be subject to the terms and conditions of this Lease from and after the date on which a Lease Supplement relating to such Components is executed and delivered for the period commencing on the date of execution and delivery of such Lease Supplement. Simultaneously with the delivery of each Requisition pursuant to
Section 5 hereof, the Lessee shall deliver to the Lessor an executed Lease Supplement with respect to the Components included in the Actual Project Costs described in such Requisition.

          SECTION 3.  TERM AND RENT.

          (a) TERM. The term of this Lease shall begin on the Closing Date and shall end on the Lease Termination Date.

          (b) BASIC RENT. On the first Business Day immediately succeeding the last day of each Rental Period (each a "Basic Rent Payment Date"), the Lessee shall pay to the Lessor, as basic rent (herein referred to as "Basic Rent") for such Rental Period, an amount determined as follows:

               (i) an amount equal to the aggregate amount of Actual Project Costs advanced by the Lessor pursuant to Section 5 hereof from the date hereof through and including such Basic Rent Payment Date, MULTIPLIED BY

               (ii)  the Basic Rent Rate, DIVIDED BY

               (iii) 360, and MULTIPLIED BY

               (iv)  the actual number of days in such Rental Period.

The Lessee agrees not to prepay any payment of Basic Rent except as specifically provided by the terms hereof.

          (c) SUPPLEMENTAL RENT. The Lessee shall pay to the Lessor or such other Person as shall be entitled thereto the following amounts (herein referred to as "Supplemental Rent" and, together with all Basic Rent, as "Rent"):

               (i) on the date provided herein or in the applicable Operative Document or if no such date shall be so provided then on demand, any amount payable hereunder (other than Basic Rent) which the Lessee assumes the obligation to pay, or agrees to pay, under this Lease or any other Operative Document to the Lessor or others; and

               (ii) on demand, to the extent permitted by applicable law, interest (computed on the basis of a 360-day year and actual days elapsed) at the Overdue Rate on any payment of Rent not paid when due for any period during which the same shall be overdue.

The expiration or other termination of the Lessee's obligation to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent.

          (d) PAYMENTS. All amounts payable by the Lessee hereunder shall be paid in lawful money of the United States of America and in immediately available funds by wire transfer by 2:00 p.m. (New York City time) on the applicable Basic Rent Payment Date or on the date when due, unless any such due date is not a Business Day, in which case payment shall be due and payable on the next succeeding Business Day, at an account designated by the Lessor or to such other Person in the United States of America or in such other manner as the Lessor from time to time may designate to the Lessee by written instructions.

          SECTION 4.  CONSTRUCTION AGENT.

          (a) APPOINTMENT OF CONSTRUCTION AGENT. The Lessor hereby appoints the Lessee to act as the Lessor's agent (the Lessee, in such capacity, is herein called the "CONSTRUCTION AGENT"), and the Construction Agent hereby agrees to act as the Lessor's agent, to construct the Facility in a manner consistent with the Construction Contract, the Approved Construction Budget, the Construction Schedule and Construction Agreements and to undertake such other duties and obligations as are set forth herein.

          (b) TERM OF AGENCY RELATIONSHIP. The agency relationship created herein between the Construction Agent and the Lessor shall commence as of the date hereof and shall end on the sooner to occur of: (i) the Lease Termination Date; (ii) the giving of notice by the Lessor of such termination upon the occurrence of an Event of Default; or (iii) the Final Completion Date. No termination of the agency relationship hereunder nor any failure on the part of the Lessor to perform its obligations under any Operative Document (other than its failure to make, or cause to make available, the proceeds of each Requisition Funding in accordance with the terms hereof) shall limit or otherwise affect the Lessor's rights against the Construction Agent for any breach or failure to perform hereunder.

          (c) DUTIES OF CONSTRUCTION AGENT. In connection with the construction of the Facility, the Construction Agent shall on the Lessor's behalf:

               (i) construct, and/or cause the renovation and construction of, the Facility in a good and workmanlike manner and in accordance with prudent industry practice and free and clear of all Liens (other than Permitted Liens) arising out of the same;

               (ii) cause such construction to be carried on (i) with diligence and continuity (subject to delays or interruptions resulting from adverse weather, labor or materials shortages, strikes or other labor difficulties, acts of God, or other similar circumstances beyond the reasonable control of the Lessee) so that the Final Completion Date is achieved by no later than September 30, 1998, (ii) substantially in accordance with the Construction Agreements, the Construction Contract, Approved Construction Budget and the Construction Schedule, (iii) in accordance in all material respects with all Legal Requirements and Applicable Permits and (iii) in accordance with all Insurance Requirements;

               (iii) pay, or cause to be paid, in accordance with prudent industry practice, all costs and expenses of such construction, including, without limitation, all Actual Project Costs, if any, in excess of an amount equal to the Maximum Requisition Funding Amount (without reimbursement by or other obligation of the Lessor), including, to the extent required, payment of all amounts owing to contractors and subcontractors, and perform all obligations arising out of such construction;

               (iv) subject to the provisions of paragraph (e) below, negotiate and enter into (on behalf of the Lessor) such design, construction contracts, subcontracts, change orders or amendments thereto (collectively, the "Construction Agreements") as the Construction Agent may deem necessary or advisable in connection with the construction of the Facility; provided, that such Construction Agreements shall be with reputable contractors and subcontractors duly licensed (to the extent required by Applicable Law) to perform their obligations under such Construction Agreements and bonded by such reputable bonding companies, in such amounts, payable in favor of the Lessor, as are consistent with prudent industry standards and the Lessee's customary standards and practices;

               (v) subject to the limitations set forth in paragraph (e) below, prepare and adopt such modifications, amendments and supplements to the Approved Construction Budget and the Construction Schedule as the Construction Agent may deem necessary or advisable;

               (vi) apply for and procure, at its own cost and expense, any and all Applicable Permits required to be obtained, maintained or held by either the Construction Agent or the Lessor as and when required by any Legal Requirement to be obtained and maintain all such Permits in full force and effect to the extent required by Applicable Law;

               (vii) deliver to the Lessor monthly progress reports on the construction of the Facility no later than January 15, 1998 and on the 15th of each month thereafter, which reports shall set forth the status of the construction to date, including a statement setting forth the percentage of the Facility completed, and certify that the construction has been performed in a good and workmanlike manner, substantially in accordance with the Construction Agreements, the Approved Construction Budget and the Construction Schedule;

               (viii) at the cost and expense of the Construction Agent, allow the Lessor or its agent to examine and obtain copies of all Construction Agreements, Applicable Permits, invoices, purchase orders or receipts for Actual Project Costs, construction plans, requests for proposal, bids, and all other information related to the construction of the Facility as the Lessor may reasonably request; and

               (ix) deliver to the Lessor copies of any periodic reports prepared by, or provided to, the Lessee or the Construction Agent in connection with the construction and operation of the Facility.

          (d)  RIGHT TO RECEIVE CONSTRUCTION COSTS.

               (i) During the course of the construction of the Facility, the Construction Agent may, in compliance with the procedures set forth in
     Section 5 hereof, request payment by the Lessor of Actual Project Costs.

               (ii) Subject to and in accordance with Section 5 hereof, the Lessor shall make available, or cause to be made available, the proceeds of each Requisition Funding as directed by the Construction Agent in the Requisition relating thereto. The Construction Agent will use the proceeds of each Requisition Funding received by it only to pay the Actual Project Costs set forth in the Requisition for such Requisition Funding and title to the Components acquired with proceeds of each Requisition Funding shall be vested in the Lessor.

          (e) CERTAIN LIMITATIONS ON SCOPE OF AGENCY RELATIONSHIP. The Construction Agent:

               (i) may amend or revise the Approved Construction Budget to reflect amendments or revisions to the Construction Contract or Construction Schedule made in accordance with the terms hereof and thereof, PROVIDED, HOWEVER, that the Construction Agent shall not, without the prior written consent of the Lessor, amend or revise the Approved Construction Budget to increase the total actual and projected amount of the Actual Project Costs to an amount which exceeds the sum of the Maximum Requisition Funding Amount plus ten percent (10%) of the Maximum Requisition Funding Amount; and

               (ii) shall not, without the prior written consent of the Lessor, request or make any changes in the design, drawing, specifications, or construction of any part of the Facility that would (i) reduce the current or residual fair market value or useful life of the Facility;
     (ii) materially change the use of the Facility; or (iii) result in the failure to complete the construction the Facility (A) in a good and workmanlike manner and in accordance with prudent industry practice and free and clear of all Liens (other than Permitted Liens) arising out of the same and (B) in compliance with all applicable Legal Requirements, Applicable Permits and Insurance Requirements; and

               (iii) shall not amend or revise the Construction Schedule to extend the scheduled date for completion of the construction of the Facility beyond September 30, 1998.

          SECTION 5.  ACQUISITION OF COMPONENTS; FINANCING.

          (a) ACQUISITION. In order to finance the acquisition by the Lessor of the Components and to finance the cost of construction of the Facility, the Lessor, as more fully described below, will advance to the Construction Agent on behalf of the Lessor the Actual Project Costs.

          (b) REQUISITIONS. No more than ten (10) and no less than five (5) Business Days prior to each Requisition Funding Date, the Construction Agent shall submit to the Lessor a Requisition requesting an advance on the immediately succeeding Requisition Funding Date in an amount not to exceed the amount of Actual Project Costs incurred since the immediately preceding Requisition Funding Date (such amount, a "Requisition Funding"). Each Requisition shall constitute a representation and warranty by the Construction Agent and the Lessee that the conditions precedent to such Requisition Funding have been satisfied.

          (c) REQUISITION FUNDINGS. Subject to the satisfaction of the conditions set forth in Section 6(a) hereof, with respect to the Closing Date, and Sections 6(b) and, if applicable, 6(c) hereof with respect to each other Requisition Funding Date, the Lessor shall make a Requisition Funding on the applicable Requisition Funding Date; PROVIDED, HOWEVER, that the Lessor shall
(i) not be obligated to make a Requisition Funding on the Closing Date in an amount in excess of $2,392,094.51 or a Requisition Funding on January 2, 1998 in an amount in excess of $1,000,000, unless prior to such applicable date the Lessor shall have received the Final Survey and the Updated Title Policy and
(ii) not be obligated to make a Requisition Funding if after making such Requisition Funding the aggregate amount of the Total Fundings would exceed the Maximum Requisition Funding Amount. All Requisition Fundings shall be made to the Construction Agent in immediately available funds at the account or accounts designated in the Requisition submitted with respect to such Requisition Funding.

          SECTION 6.  CONDITIONS PRECEDENT.

          (a) CONDITIONS PRECEDENT TO THE CLOSING DATE. The obligations set forth in Sections 2, 4 and 5 hereof shall be subject to the fulfillment, to the satisfaction of the Lessor, on or before the Closing Date, of the following conditions precedent:

               (i) DUE AUTHORIZATION, EXECUTION AND DELIVERY. The Operative Documents shall have been duly authorized, executed and delivered by all parties thereto and shall be in full force and effect. No condition or event shall exist or have occurred which would constitute a Default or Event of Default under any of the Operative Documents by any party thereto and the Lessee shall have delivered an Officer's Certificate to such effect dated the Closing Date.

               (ii) REPRESENTATIONS. The representations and warranties of the Lessee set forth in the Operative Documents shall be true and correct on and as of the Closing Date, and the Lessee shall have delivered an Officer's Certificate dated the Closing Date to such effect.

               (iii) OPINIONS. The following opinions, dated the Closing Date and addressed to the Lessor, shall have been delivered to the Lessor:

                      (A) an opinion of Ball Janik, LLP, special counsel to the Lessee, addressed to the Lessor in form and substance reasonably satisfactory to the Lessor and its counsel; and

                      (B) an opinion of Davis Wright Tremaine LLP, Washington counsel, addressed to the Lessor, as to Washington law and in form and substance reasonably satisfactory to the Lessor and its counsel.

               (iv) PROCEEDINGS SATISFACTORY AND OTHER EVIDENCE. All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated by the Operative Documents and all documents, papers and authorizations relating thereto shall be reasonably satisfactory to the Lessor and its counsel. The Lessor and its counsel shall receive copies of such documents and papers as they have reasonably requested, in form and substance reasonably satisfactory to them, including but not limited to the Operative Documents.

               (v)    SECRETARY'S CERTIFICATES; GOOD STANDING CERTIFICATES;
     ETC. The Lessor shall have received on or before the Closing Date the following, each dated the Closing Date (unless otherwise specified) in form and substance satisfactory to the Lessor:

                      (A) copies of the resolutions of the board of directors of each MGP General Partner, as general partners of the General Partner, as general partner of the Lessee, and the executive committee of the Board of Control of the General Partner, in each case approving the execution, delivery and performance by the General Partner on behalf of the Lessee of the Operative Documents and the transactions contemplated thereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such MGP General Partners and the General Partner, as the case may be;

                      (B) a certificate of the Secretary or Assistant Secretary of the General Partner certifying the names and true signatures of the officers of the General Partner, as general partner of the Lessee, authorized to execute, deliver and perform, as applicable this Lease and the other Operative Documents on behalf of the Lessee;

                      (C) the partnership certificate of the Lessee and the General Partner as in effect on the Closing Date, certified by the Secretary of State (or similar, applicable Governmental Authority) of the state of formation of such entities as of a recent date and by the Secretary or Assistant Secretary of the General Partner as of the Closing Date, and each of the Lessee's Partnership Agreement and the General Partner's Partnership Agreement as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the General Partner as of the Closing Date;

                      (D) the articles or certificate of incorporation of each MGP General Partner as in effect on the Closing Date, certified by the Secretary of State (or similar, applicable Governmental Authority) of the state of incorporation of such MGP General Partner as of a recent date and by the Secretary or Assistant Secretary of such MGP General Partner as of the Closing Date, and the bylaws of each MGP General Partner as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such MGP General Partner as of the Closing Date; and

                      (E) a good standing certificate for the Lessee, the General Partner and the MGP General Partners from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or formation, as applicable, and with respect to the Lessee, the States of Idaho, Washington and Oregon, as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

               (vi) CLOSING FEES. The Lessee shall have paid, or caused to be paid, accrued fees and expenses of the Lessor (including the reasonable fees and expenses of New York, Washington and Idaho counsels to the Lessor).

               (vii)  TITLE AND SURVEY; FLOOD HAZARD.

                      (A) The Ground Lessor shall have granted to the Ground Lessee a good and marketable leasehold estate in the Parcel, free and clear of all Liens, except Permitted Encumbrances. The Ground Lessee shall have received from a title insurance company acceptable to the Ground Lessee (the "Title Company") an ALTA prepaid title insurance policy in a form acceptable to the Ground Lessee insuring the Ground Lessee's leasehold estate in the Parcel together with any necessary easements, rights-of-way or similar property rights in an amount not less than $18,040,922.33; subject only to such exceptions as shall be approved by the Ground Lessee, including a pending disbursements clause and containing all endorsements required by the Ground Lessee, including without limitation, a comprehensive endorsement, a contiguity endorsement, an endorsement providing mechanics' lien coverage and an endorsement insuring access to duly open public roads (the "Title Insurance Policy").

                      (B) The Lessor shall have received a preliminary survey of the Parcel.

                      (C) Evidence that the Parcel is not in a flood hazard zone or evidence of flood hazard insurance.

               (viii) PERMITS AND CERTAIN PROPERTY MATTERS. All Permits that are or will become Applicable Permits (including, without limitation, those identified on Schedule 6(a)(viii), shall have been obtained, except Applicable Permits customarily obtained or which are permitted by Law to be obtained after the Closing Date (and the Lessee, having completed all appropriate due diligence in connection therewith, shall have no reason to believe that such Permits will not be granted in the usual course of business prior to the date that such Permits are required by Law). All such obtained Permits shall be in proper form, shall be in full force and effect and shall not be subject to any further appeal, consent or contest or to any unsatisfied condition that may allow modification or revocation. The Lessee shall have delivered an Officer's Certificate certifying satisfaction of the foregoing condition, together with a copy of each Permit required to be obtained as of the Closing Date pursuant to this
     Section 6(a)(viii).

               (ix) DOCUMENTS RELATING TO THE PARCEL. The Lessee shall deliver, or cause to be delivered, to the Lessor documentation with respect to the condition of the Parcel, the real estate Taxes applicable to the Parcel and such other documents and agreements relating to the construction and operation of the

     Facility or any part thereof as the Lessor may reasonably request, in form and substance reasonably acceptable to the Lessor.

               (x) INSURANCE. The Lessee shall be in compliance with all Insurance Requirements and all insurance policies required by Section 14 hereof shall be in full force and effect. The Lessee shall deliver, or cause to be delivered, to the Lessor (a) certificates of insurance, applicable reinsurance cover notes or other satisfactory assurances, evidencing the coverage of such policies in compliance with the Insurance Requirements; and (b) copies of the exceptions to coverage of such policies.

               (xi) TAXES. Evidence of the Taxes payable for the Parcel shall be provided to the Lessor. All Taxes, fees and other charges which have become due and payable in connection with the execution and delivery of the Operative Documents shall have been paid by the Lessee and evidence shall be provided to the Lessor that the Parcel is a legally subdivided tax lot.

               (xii) ENVIRONMENTAL MATTERS. A Phase I and Phase II environmental audit of the Parcel by the Environmental Consultant shall have been conducted, at the sole cost and expense of the Lessee, and the Lessor shall have received a copy of the Environmental Consultant's report on its environmental audit, which (i) shall conclude that (A) no environmental hazards exist on the Parcel that are unacceptable to the Lessor and (B) neither the Parcel, the Components nor the Facility are likely to create any environmental hazards based upon anticipated and permitted practices and procedures and (ii) shall otherwise be in form and substance satisfactory to the Lessor (in its sole discretion).

               (xiii) NO EVENT OF DEFAULT. No event has occurred and no condition exists which, assuming that all Operative Documents had been signed prior to the Closing Date, would constitute a Default or an Event of Default.

               (xiv) APPRAISAL. The Lessee shall cause an appraisal of the Leased Property (the "APPRAISAL") to be delivered to the Lessor, which Appraisal shall be in form and substance satisfactory to the Lessor. The Appraisal shall be prepared by the Appraiser at the expense of the Lessee.

               (xv) NO MATERIAL ADVERSE CHANGE, ETC. No Applicable Law shall prohibit, and no litigation, governmental investigation or other proceeding shall be pending or threatened in which there is a reasonable possibility, in the reasonable judgment of the Lessor, of an unfavorable judgment, decree, order or other determination which could prevent or make unlawful, or impose any material adverse condition upon, the Leased Property or any material part thereof or the acquisition, use, ownership, maintenance, management, operation or leasing thereof or the construction of the Facility or any transaction contemplated hereby or by any other Operative Document or the Lessee performance of its obligations hereunder or thereunder. Since December 31, 1996, there shall not have occurred any material adverse change in the Lessee's (i) business, financial position or results of operations or (ii) ability to perform its respective obligations under any Operative Document to which it is a party, and the Lessee shall have delivered an Officer's Certificate to such effect.

               (xvi) INITIAL REQUISITION. The Lessee shall have delivered a Requisition to the Lessor at least five (5) Business Days prior to the Closing Date.

               (xvii) RECORDING AND FILING. The Memorandum of Ground Lease, the Memorandum of Lease and a UCC precautionary financing statement shall have been duly recorded, published, registered and filed by the Lessee, in such manner and in such places as the Lessor and its counsel shall determine to be necessary or appropriate to publish notice thereof and protect the validity and effectiveness thereof and to establish, create, perfect, preserve and protect the rights of the parties thereto and their respective successors and assigns, and all Taxes, fees and other charges in connection with such recording, publishing, registration and filing thereof shall have been paid by the Lessee.

               (xviii)   CONSENTS AND APPROVALS.  All Governmental Actions which
     are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any Governmental Authority, and all other consents, filings or approvals which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any other Person, in each case, (a) in connection with the transactions contemplated by the Operative Documents or to authorize the execution, delivery and performance by the Lessee or the Lessor and each of the Operative Documents to which it is a party, or the legality, validity, binding effect or enforceability thereof as against the Lessee, (b) in order that the Leased Property may be leased, used and operated for its intended purposes and the Facility may be constructed thereon as contemplated hereby, or (c) otherwise in connection with the transactions contemplated by the Operative Documents, shall have been duly taken, given, obtained, filed or recorded, as the case may be, and all such approvals shall have been duly taken, given, obtained, filed or recorded, as the case may be, shall be in full force and effect on the Closing Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and shall be adequate to authorize the consummation of the transactions contemplated by the Operative Documents and the performance by the Lessee of its obligations thereunder to which it is a party, except such as may be required to be taken, obtained, given, accomplished or renewed from time to time in connection with the maintenance or operation of the Leased Property or which are otherwise required in connection with the transactions contemplated by the Operative Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Closing Date, and which in the normal course would be granted; PROVIDED that the failure to obtain such Governmental Actions, consents or approvals by the Closing Date would not materially adversely affect the ability of the Lessee to perform its obligations under any Operative Document to which it is a party.

               (xix) SATISFACTION WITH CONTEMPLATED TRANSACTIONS. The Ground Lessee shall be satisfied, in its sole discretion, with its review of the Parcel and all material matters in connection with the leasing thereof by the Ground Lessee.

               (xx) ADDITIONAL DOCUMENTS. The Lessor shall have received such other approvals, certificates or documents as the Lessor may reasonably request to evidence satisfaction of the conditions set forth in this Section 6(a).

          (b) CONDITIONS PRECEDENT TO EACH REQUISITION FUNDING SUBSEQUENT TO THE CLOSING DATE. The obligations of the Lessor to make Requisition Fundings subsequent to the Closing Date as set forth in Section 5 hereof shall be subject to the fulfillment, to the satisfaction of the Lessor, by, on or as of the date of such requested Requisition Funding, of the following conditions:

               (i) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Lessee set forth in the Operative Documents shall be true and correct as if made on and as of the date of such Requisition Funding.

               (ii) COMPLIANCE; NO DEFAULT, ETC. The Lessee shall be in compliance with its obligations under the Operative Documents on such date and there shall exist no Default or Event of Default under the Operative Documents.

               (iii) REQUISITION; USE OF PROCEEDS. The Lessor shall have received a timely and complete Requisition pursuant to and in compliance with Section 5(a). All proceeds of the Requisition Fundings shall have been applied solely to Actual Project Costs, and the Lessee shall certify the same in each

     Requisition and provide such other evidence with respect to the use of such proceeds as may be reasonably requested by the Lessor.

               (iv) COMPLIANCE WITH LAW. The Leased Property, the construction, and operation of the Facility and the Lessee and the Construction Agent shall be in material compliance with all Laws including, without limitation, all building and construction Laws and Environmental Laws applicable to the Leased Property.

               (v) NO MATERIAL ADVERSE EVENT. No Applicable Law shall prohibit, and no litigation, governmental investigation or other proceeding shall be pending or threatened in which there is a reasonable possibility, in the judgment of the Lessor, of an unfavorable judgment, decree, order or other determination which could prevent or make unlawful, or impose any material adverse condition upon, the Leased Property or the construction or operation of the Facility or any transaction contemplated hereby or by any other Operative Document or the ability of the Lessee to perform its obligations hereunder or thereunder, and the Lessee shall certify the same in each Requisition.

               (vi) LEGALITY. The making of any Requisition Funding, and maintenance thereof, by the Lessor shall not be prohibited by any Applicable Law and shall not subject to any Tax, penalty, liability or other onerous condition under or pursuant to any Applicable Law.

               (vii) PERMITS. All Permits that are or will become Applicable Permits shall have been obtained, except Applicable Permits customarily obtained or which are permitted by Law to be obtained after the date of the requested Requisition Funding (and the Lessee, having completed all appropriate diligence in connection therewith, shall have no reason to believe that such Permits will not be granted in the usual course of business prior to the date that such Permits are required by Law). All such obtained Permits shall be in proper form, in full force and effect and not subject to any appeal, consent or further contest or to any unsatisfied condition (other than conditions relating to completion in the future) that may allow modification or revocation.

               (viii) NO PROPERTY DAMAGE. None of the Leased Property shall have suffered an Event of Loss, or any other damage or destruction which renders the Leased Property unusable in whole or in material part and, under Applicable Law, the Leased Property may be used for the purposes contemplated by the

     Lessee in accordance with this Lease, and the Lessee shall certify the same in each Requisition.

               (ix) TITLE INSURANCE POLICY UPDATE. The Title Insurance Policy shall have been endorsed and re-dated as required by the Lessor to cover each Requisition Funding, including, without limitation, a mechanics lien endorsement, with no title exceptions objectionable to the Lessor.

               (x) ADDITIONAL DOCUMENTS. The Lessor shall have received such other approvals, certificates or documents as the Lessor may reasonably request to evidence satisfaction of the conditions set forth in this Section 6(b).

          (c) CONDITIONS PRECEDENT TO ANY REQUISITION FUNDING SUBSEQUENT TO JANUARY 1, 1998. The obligations of the Lessor to make Requisition Fundings subsequent to January 1, 1998 as set forth in Section 5 hereof shall be subject to the fulfillment, to the satisfaction of the Lessor, by, on or as of the date of such requested Requisition Funding, of the following conditions:

               (i) OTHER CONDITIONS. The Lessee shall have satisfied the conditions precedent set forth in Section 6(b) hereof.

               (ii) DELIVERY OF FINAL SURVEY AND UPDATED TITLE POLICY. The Lessor shall have received the Final Survey and the Updated Title Policy.

          SECTION 7.  NET LEASE; NON-TERMINABILITY.

          (a) This Lease is a net lease and, except as otherwise expressly provided in this Lease, any present or future Law to the contrary notwithstanding, shall not terminate, nor shall the Lessee be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction with respect to any Rent or other sum payable hereunder. Except as otherwise expressly provided in this Lease, the obligations of the Lessee shall not be affected by reason of: (i) any damage to or destruction of the Leased Property or any part thereof by any cause whatsoever (including, without limitation, by fire, Event of Loss or act of God or enemy or any other force majeure event); (ii) any Requisition of Use, including, without limitation, a temporary Requisition of Use of the Leased Property or any part thereof; (iii) any prohibition, limitation, restriction or prevention of the Lessee's use, occupancy or enjoyment of the Leased Property or any part thereof by any Person; (iv) any matter affecting title to the Leased Property or any part thereof; (v) any eviction of the Lessee from, or loss of possession by the Lessee of, the Leased Property or any part thereof, by reason of title paramount or otherwise;
(vi) any default by the Lessor hereunder; (vii) the invalidity or unenforceability of any provision hereof or in the other Operative Documents or the impossibility or illegality of performance by the Lessor or the Lessee or both; (viii) any action of any Governmental Authority; or (ix) any other cause or occurrence whatsoever, whether similar or dissimilar to the foregoing. The parties intend that the obligations of the Lessee hereunder shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

          (b) The Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting the Lessor or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court. Except as expressly permitted in this Lease, the Lessee waives all rights to terminate or surrender this Lease, or to any abatement or deferment of Rent or other sums payable hereunder or under the other Operative Documents.
The Lessee shall remain obligated under this Lease in accordance with its terms, and the Lessee hereby waives any and all rights now or hereafter conferred by Law or otherwise to modify or to avoid strict compliance with its obligations under this Lease. All payments made to or for the benefit of the Lessor hereunder as required hereby shall be final, and the Lessee shall not seek to recover any such payment or any part thereof for any reason whatsoever, absent manifest error.

          SECTION 8.  RETURN OF THE LEASED PROPERTY.

          (a) RETURN. If upon the expiration or termination of this Lease, the Lessee or its designee has not purchased the Facility as provided in Section 19 hereof or the Lessee shall not have entered into new leasing arrangements pursuant to Section 19 hereof, the Lessee shall surrender the Leased Property and the Facility shall be surrendered in the operating condition, efficiency, utility and with the useful life the Facility had upon the completion of its construction, except as repaired, rebuilt, replaced, renovated, altered, added to or built as permitted or required hereby and except for ordinary wear and tear. To the extent that the Facility is not in compliance with the above, upon such expiration or termination (except as a consequence of a Event of Loss, as to which Section 13 hereof applies), the Lessee shall pay to Lessor (or on behalf of the Lessor) such additional amounts as are required to place it in compliance therewith.

          (b) NO LIENS. The Lessee shall also surrender the Leased Property to the Lessor free and clear of all Liens, easements, consents and restrictive covenants and agreements affecting the Leased Property (other than Lessor's Liens and Permitted Encumbrances).

          (c) COMPLIANCE WITH ENVIRONMENTAL LAWS. The Lessee shall also surrender the Leased Property in a condition such that they are in compliance with all applicable Environmental Laws (irrespective of whether the deadline for such compliance would otherwise expire after the Lease Termination Date). Nothing contained in this Section 8 shall relieve or discharge or in any way affect the obligation of the Lessee to cure promptly pursuant to this Lease any violations of Legal Requirements referred to in this Lease, or to pay and discharge any Liens against the Leased Property. The Lessee shall cooperate, to the fullest extent, with the Lessor, its subsequent lessees, operators or purchasers to effect the transfer of all of Lessee's Applicable Permits for the Leased Property to such Persons.

          (d) REMOVAL AND REPAIR. The Lessee, at its sole cost and expense, shall remove from the Leased Property on or prior to such expiration or termination, all property situated thereon which is not owned by the Lessor and shall repair any damage caused by such removal and shall restore the Facility to the condition and working order (or reasonable equivalent thereof) in which it existed immediately prior to the installation of such property, except for ordinary wear and tear. Lessee shall indemnify and hold harmless the Lessor, its successors and assigns against any loss, liability, cost, expense, penalty or claim arising out of the Lessee's removal of such property from the Leased Property including, without limitation, any environmental liability arising therefrom. Any such property of the Lessee not so removed shall become the property of the Lessor, and the Lessor may cause such property to be removed from the Leased Property and disposed of, and the cost of any such removal and disposition of the Lessee's property and of repairing any damage caused by such removal and of the restoration of the Leased Property to the condition and working order (or reasonable equivalent thereof) in which the Leased Property existed immediately prior to the installation of such property, ordinary wear and tear excepted, shall be borne by the Lessee.

          (e) SURVIVAL. The obligations of the Lessee under this Section 8 shall survive the expiration or any termination of this Lease (whether by operation of Law or otherwise) for all matters described in this Section 8 which occur or arise prior to such expiration or termination or arise out of or result from facts, events, claims, liabilities, actions or conditions occurring, arising or existing on or before such expiration or termination.

          SECTION 9.  WARRANTY OF THE LESSOR.

          (a) QUIET ENJOYMENT. During the term of this Lease, the Lessor covenants that, unless a Default or an Event of Default has occurred and is continuing, it will not, and will not permit any party claiming by or under the Lessor (subject to the terms, covenants and provisions of the Ground Lease) to, (i) grant, create or suffer to exist any Lien upon the Leased Property (or any part thereof or interest therein) other than the Permitted Encumbrances (excluding therefrom any Lessor's Lien); or (ii) interfere with the peaceful and quiet possession and enjoyment of the Leased Property by the Lessee.

          (b)  LIMITED LESSOR WARRANTY.  The warranties set forth in paragraph
(a) of this Section are in lieu of all other warranties of the Lessor, other than as specifically set forth in the other Operative Documents, whether written, oral or implied, with respect to this Lease or any of the Leased Property, and the Lessor shall not be deemed to have modified in any respect the obligations of the Lessee pursuant to Section 7 hereof, which obligations are absolute and unconditional.

          (c) THE LESSEE REPRESENTS, WARRANTS, ACKNOWLEDGES AND AGREES THAT (I) THE FACILITY IS OF THE SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY THE LESSEE, (II) THE LESSEE IS SATISFIED THAT THE LEASED PROPERTY IS SUITABLE FOR ITS PURPOSES, (III) THE LESSOR IS NOT A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND AND (IV) THE LEASED PROPERTY IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE LESSOR, EXPRESS OR IMPLIED, AS TO THE TITLE, MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, OPERATION, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, ABSENCE OF LATENT DEFECTS OR FITNESS FOR USE OF THE LEASED PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY (OR ANY PART THEREOF), OTHER THAN AS SPECIFICALLY SET FORTH IN THE OPERATIVE DOCUMENTS. It is agreed that except as expressly provided herein all risks incident to the matters discussed in the preceding sentence, as between the Lessor and Lessee, are to be borne by the Lessee. Except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, express or implied, with respect to the Leased Property, or any part thereof, whether arising pursuant to the Uniform Commercial Code or any similar law now or hereafter in effect, or otherwise. The Lessor authorizes the Lessee, at the Lessee's expense, to assert for the Lessor's account, during the Lease Term, so long as no Event of Default shall have occurred and be continuing, all of the Lessor's rights under any applicable manufacturer's or contractor's warranty and the Lessor agrees to cooperate with the Lessee in asserting such rights; PROVIDED, HOWEVER, that the Lessee shall indemnify and hold the Lessor harmless from and against any and all claims, and all costs, expenses, damages, losses and liabilities incurred or suffered by the Lessor in connection with, as a result of, or incidental to, any action by the Lessee pursuant to the above authorization. Any amount received by the Lessee as payment under any such warranty shall be applied to restore the Facility to the condition required by Section 11 hereof and any excess shall be paid to the Lessee.

          SECTION 10.  LIENS.

          The Lessee will not directly or indirectly create, incur, assume or suffer to exist any Liens on or with respect to any of the Leased Property or any part thereof, the Lessor's title thereto or any interest of the Lessor therein (and the Lessee will promptly, at its own expense, take such action as may be necessary duly to discharge any such Lien), except (a) the respective rights of the Lessor and the Lessee as herein and in the other Operative Documents provided, (b) Lessor's Liens, (c) Liens for taxes either not yet due or being contested by the Lessee in good faith with due diligence and by appropriate proceedings (and with respect to which the Lessee shall have secured a stay of execution pending such contest and adequate reserves are maintained with respect thereto, in accordance with GAAP), provided that counsel for the Lessor shall have determined that the nonpayment of any such tax or the contest of any such payment in such proceedings does not, in the opinion of such counsel, adversely affect the title, property or rights of the Lessor in the Leased Property, (d) inchoate materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business of the Lessee for amounts either not yet due or being contested by the Lessee in good faith with due diligence and by appropriate proceedings (and with respect to which the Lessee shall have secured a stay of execution pending such contest and adequate reserves are maintained with respect thereto, in accordance with GAAP), if counsel for the Lessor shall have determined that the contest of any such payment in such proceedings does not, in the opinion of such counsel, adversely affect the title, property or rights of the Lessor in the Leased Property, (e) easements, rights-of-way and other similar encumbrances arising in the ordinary course of the Lessee's business and necessary for the operation or the construction of the Facility which do not impose material financial obligations on the Lessee and which do not diminish the current or residual value or interfere with the ordinary intended use of the Leased Property, and (f) Permitted Encumbrances.

          SECTION 11. MAINTENANCE AND OPERATION; COMPLIANCE AND USE; REPLACEMENT PARTS; MODIFICATIONS.

          (a) MAINTENANCE AND OPERATION. The Lessee shall operate, maintain, inspect, service, repair and overhaul the Facility in accordance with prudent industry practice and such operating standards as shall be applied by the Lessee or its Affiliates with respect to similar property owned or leased by the Lessee or its Affiliates and in any event shall keep the Facility in as good operating condition as when delivered to the Lessee hereunder, ordinary wear and tear excepted. Throughout the Lease Term, the possession, operation and maintenance of the Facility shall be at the sole risk and expense of the Lessee.

          (b) COMPLIANCE AND USE. The Lessee agrees that the maintenance, use and operation, as applicable, of the Leased Property will, in all material respects, be in compliance with all Applicable Laws. Subject to the provisions of Section 15 hereof, the Leased Property will at all times (i) be used solely in the conduct of the Lessee's business and (ii) be and remain in the possession and control of the Lessee.

          (c) REPLACEMENT PARTS. Except as otherwise provided in the succeeding paragraph (d) of this Section, the Lessee, at its own cost and expense, will promptly replace all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use (such replacement parts hereinafter called "Replacement Parts").

          In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, the Lessee may, at its own cost and expense, remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, PROVIDED that the Lessee shall, at its own cost and expense, replace such Parts as promptly as practicable. All Replacement Parts shall be free and clear of all Liens and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from the Facility shall remain the property of the Lessor, no matter where located, until such time as such Parts shall be replaced by Replacement Parts which have been incorporated or installed in or attached to and become a part of the Facility and which meet the requirements for Replacement Parts specified above. Immediately upon any Replacement Part becoming incorporated or installed in or attached to and becoming a part of any of the Facility as above provided, without further act, (i) title to the removed Part shall thereupon vest in the Lessee, free and clear of all rights of the Lessor, and shall no longer be deemed a Part hereunder, (ii) title to such Replacement Part shall thereupon vest in the Lessor, and (iii) such Replacement Part shall become subject to this Lease and be deemed part of the Facility for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Facility. The Lessee agrees to cooperate with the Lessor in the preparation, execution and filing of such documents as may be reasonably required to create, perfect and maintain the Lessor's ownership in any such Replacement Part.

          The Lessee shall notify the Lessor of any Replacement Part or any series of related Replacement Parts (whether related by type or function) for any Leased Property installed and having a cost per Replacement Part or such series of related Replacement Parts, as the case may be, of $250,000 or more.

          (d) MODIFICATIONS. The Lessee may, without the prior written consent of the Lessor, but solely at Lessee's expense, either (i) repair the Facility by the installation of a Replacement Part, or (ii) affix, install or make any Nonseverable Modification or Severable Modification as the Lessee may deem desirable in the proper conduct of its business, PROVIDED, that no such Modification diminishes the current or residual value, utility, useful life or condition of the Facility below the current or residual value, utility, useful life or condition thereof immediately prior to the making, affixing or installing of such Modification, assuming the Facility was then of the value or utility and in the condition required to be maintained by the terms of this Lease.

          The Lessee shall, at its expense, make such Modifications to any of the Facility ("Mandatory Alteration") as may be required from time to time to meet the requirements of any Applicable Law or of any Governmental Authority having jurisdiction, or any applicable Permit, deed, conveyance, lease, agreement, easement or instrument.

          Title to each Nonseverable Modification and each Mandatory Alteration shall, upon installation or affixation to the Facility, vest in the Lessor and thereupon such Nonseverable Modification or Mandatory Alteration, as the case may be, shall become a part of the Facility for all purposes hereof and become subject to this Lease.

          Title to any Severable Modification (other than a Mandatory Alteration) shall remain in, and be acquired at the expense of, the Lessee. So long as no Event of Default shall have occurred and be continuing, the Lessee may remove any Severable Modification (other than a Mandatory Alteration) at any time prior to the expiration or termination of this Lease so long as such removal shall not materially reduce the current or residual value, utility, useful life or condition of the Facility below the current or residual value, utility, useful life or condition the Facility would have had at such time if such Severable Modification had not been made. Notwithstanding anything in this Lease to the contrary, upon the occurrence and during the continuance of an Event of Default, if this Lease shall be declared to be in default pursuant to
Section 20 hereof, any interest of
the Lessee in any Severable Modification at such time shall, without further act, become the property of the Lessor.

          The Lessee shall notify the Lessor of any Mandatory Alterations, Nonseverable Modifications and Severable Modifications or any series of related Modifications (whether related by type or function) for the Facility installed and having an estimated cost per Modification or such series of related Modifications, as the case may be, in excess of $500,000. In the event any Nonseverable Modification or Mandatory Alteration or such series of related Modifications (whether related by type or function) shall have a cost per Modification or such series of related Modifications, as the case may be (including installation), in excess of $500,000, the Lessee at its sole cost and expense shall furnish the Lessor with a full warranty bill of sale, in form and substance satisfactory to the Lessor, conveying title to such Nonseverable Modification or Mandatory Alteration to the Lessor.

          (e) PROTECTION OF INTERESTS. The Lessee agrees to take such action as shall reasonably be required from time to time by the Lessor to protect the respective interests of the Lessor in the Leased Property.

          (f) ENCROACHMENTS. Except for Permitted Encumbrances, in the event that all or any part of the Facility or any Modification shall encroach upon any property or right-of-way adjoining or adjacent to the Leased Property or any part thereof, or shall violate any agreements or conditions affecting the Leased Property or any part thereof, or shall obstruct any easement or right-of-way to which the Leased Property or any part thereof may be subject, then the Lessee shall, at its sole cost and expense, either (i) contest such matter, (ii) obtain valid and effective Permits for or consents to such encroachments and/or violations (without any liability to the Lessor for which it is not indemnified by the Lessee) or waivers or settlements of all claims, liabilities and damages resulting therefrom, or (iii) make such changes, including alteration or removal, to the Facility or the Modification (as the case may be) and take such other action as shall be reasonably necessary to rectify such encroachments, violations, hindrances, obstructions or impairments, subject to the Lessor's consent if and to the extent required by paragraph (d) of this Section.

          SECTION 12.  INSPECTION REPORTS.

          (a) INSPECTION. The Lessor shall have the right (which may be delegated to its consultants, representatives and agents), but not the duty, to inspect the Leased Property or any part thereof and records directly related to the construction and operation of the Leased Property or any part thereof and to discuss with the Construction

Agent, the general contractor, subcontractors and officers of the Lessee such of the affairs, finances, construction and accounts as are relevant to the Operative Documents or as are necessary or advisable for the Lessor to evaluate the progress, costs and quality of the construction of the Facility, in all cases, at reasonable times and in compliance with and subject to Lessee's and the Construction Agent's reasonable security and safety procedures, in effect from time to time. Any such inspection shall be made after advance written notice to the Lessee is given; PROVIDED, HOWEVER, that no advance written notice need be given if the Lessor, in its sole discretion, has reason to believe that a Default or Event of Default has occurred or other exigent or emergency conditions exist; and PROVIDED FURTHER, that all such inspections upon the occurrence and during the continuance of a Default or an Event of Default (i) shall be at the expense of the Lessee (and shall otherwise be at the expense of the Lessor) and (ii) shall be broad enough to provide the Lessor, its consultants, representatives and agents with access to the Leased Property or any part thereof and to the Lessor's books and records relating to the management, operation, use, construction, renovation or occupancy of the Leased Property or any part thereof as they may require for any purpose, including, without limitation, for marketing, selling, operating or otherwise disposing of the Leased Property or any part thereof.

          (b) LIABILITY; DAMAGE. The Lessee shall give prompt written notice to the Lessor of each accident likely to result in damages against the Lessee or, as the case may be, in excess of $750,000 in any way relating to or arising out of the alleged or apparent improper manufacture, financing, construction, purchase, acceptance, rejection, ownership, acquisition, delivery, nondelivery, lease, sublease, preparation, installation, storage, maintenance, repair, transportation, transfer of title, abandonment, possession, rental, use, operation, condition, sale, return, importation, exportation, or other disposition of the Leased Property or any portion thereof; promptly upon the Lessee becoming aware of same, and on request shall furnish to the Lessor information as to the time, place and nature thereof, the names and addresses of the parties involved, any Persons injured, witnesses and owners of any property damaged, and such other information as may be known to it and shall promptly upon request, if such request is deemed reasonable under the circumstances by the Lessee, furnish the Lessor with copies of all material correspondence, papers, notices and documents whatsoever received by the Lessee (not otherwise subject to the attorney-client privilege) in connection therewith. In any case, the Lessor, at its own expense, may inspect all correspondence, papers, notices and documents whatsoever received by the Lessee (not otherwise subject to the attorney-client privilege) in connection therewith. In addition, the Lessee shall give prompt written notice to the Lessor of any damage, loss of use or destruction of the Leased Property or any part thereof which, in the aggregate, exceed $750,000 and which would not otherwise constitute an Event of Loss with respect thereto.

          (c) LIENS. Upon the attachment of an aggregate amount of $250,000 or more of Liens on all the Leased Property or any part thereof (in either case excluding any Liens for taxes not yet due and payable), the Lessee shall promptly (and in no event later than ten (10) Business Days after it shall have obtained knowledge thereof) notify the Lessor of the attachment of all such Liens and the full particulars thereof unless the same shall have been removed or discharged by the Lessee.

          (d) NOTICES OF NONCOMPLIANCE WITH APPLICABLE LAWS. The Lessee shall furnish to the Lessor, within five (5) days after receipt thereof, a copy of any notice or order of any Governmental Authority asserting that the Lessee is not in compliance with, or may be liable for contamination originating from or on the Parcel or the Facility under any Applicable Law, in any case in any respect material to the value of the Leased Property or any part thereof or the respective interests of the Lessor therein.

          (e) PLANS AND SPECIFICATIONS; OPERATING MANUALS. The Lessee shall maintain or cause its Affiliates to maintain throughout the Lease Term, and keep on file at its office, a complete set of plans and specifications, including "as-built" plans and specifications as and when available, with respect to the Facility (which shall reflect all material Parts incorporated or installed in or attached to the Facility and all material Modifications made pursuant to Section 11 hereof; PROVIDED, HOWEVER, that such plans and specifications shall as of any date not be required to reflect any such Parts so incorporated, installed or attached or any such Modification made within thirty (30) days prior to such date). Other than any part of the Leased Property which shall have been transferred to the Lessee pursuant to the terms hereof, upon the expiration of the Lease Term, the Lessee shall deliver to the Lessor or to the Lessor's designee a complete set, current as of the date of such return or retaking, of such plans and specifications and all work drawings and similar documents with respect to the Leased Property.

          SECTION 13.  LOSS OR DESTRUCTION; REQUISITION OF USE.

          (a) EVENT OF LOSS. Upon the occurrence of an Event of Loss with respect to Leased Property or any part thereof, the Lessee shall within five (5) Business Days after the occurrence of such Event of Loss give the Lessor written notice thereof. If the remaining portion of the Leased Property not suffering such Event of Loss is not capable of functioning for its intended purpose, the Lessee shall pay to the Lessor on the next Rent Payment Date occurring after the occurrence of such Event of Loss as compensation for such Event of Loss an amount equal to the Total Fundings made by the Lessor from the date hereof through such Basic Rent Payment Date, together with (i) all Basic Rent due and owing on or prior to such date and (ii) all Supplemental Rent due and owing prior to such date and any other Supplemental Rent as to which there is no dispute and which is agreed to become due and owing within 60 days of such date, whereupon (1) this Lease and the obligations of the Lessee hereunder shall terminate and (2) the Lessor shall transfer all right and interest of the Lessor in and to the Leased Property, as is and where is, to the Lessee, free and clear of Lessor's Liens but otherwise without representation or warranty, and the Lessor shall, at the Lessee's expense, execute and deliver to the Lessee a bill of sale or such other documents as the Lessee may reasonably request to evidence the valid consummation of such transfer.

          If, however, an Event of Loss has occurred with respect to the Leased Property or any part thereof and the portions thereof not suffering such Event of Loss are capable of functioning for their intended purpose, then the Lessee shall as promptly as possible rebuild or cause to be rebuilt (or replace or cause to be replaced) the portions of the Leased Property suffering such Event of Loss which such rebuilt Leased Property (or replacement) shall have at least the same current and residual value, utility and remaining useful life as it had prior to the Event of Loss (assuming such Leased Property has been maintained in accordance with the terms of this Lease). Any replacement portions of Leased Property shall be subject to this Lease and the Lessor shall have title thereto.

          In the case of a Requisition of Use with respect to any portion of the Leased Property which does not constitute an Event of Loss, such Requisition of Use shall not terminate this Lease with respect to such portion of the Leased Property and each and every obligation of the Lessee with respect thereto shall remain in full force and effect. So long as no Event of Default shall have occurred and be continuing under this Lease, the Lessee shall be entitled to all sums attributable to the period the Leased Property or any portion thereof is subject to this Lease, received by reason of any such Requisition of Use; PROVIDED that if the Lessor determines that as a result of such partial taking there is a reduction in the residual value of such Leased Property, the Lessee will pay to the Lessor that portion of such sums as shall compensate the Lessor for such reduction.

          All condemnation awards and other moneys received by the Lessee or the Lessor on account of an Event of Loss, other than insurance proceeds, shall be applied as follows: FIRST, to purchase any Components from the Lessor or rebuild or replace any Components contemplated by this Section 13(a) if not theretofore paid by the Lessee, or to reimburse the Lessee for the payment therefor; SECOND, to the Lessee to compensate it for the loss of the fair value of its leasehold interest under this Lease, if any; and THIRD, any balance remaining shall be remitted to the Lessor.

          The Lessor authorizes the Lessee, at the Lessee's expense, to assert for the Lessor's account, during the Lease Term, so long as no Event of Default shall have occurred hereunder, all of the Lessor's rights and interests in the course of any condemnation or requisition proceedings and the Lessor agrees to cooperate with the Lessee in asserting such rights; PROVIDED, HOWEVER, that the Lessee shall indemnify and hold the Lessor harmless from and against any and all claims, and all costs, expenses, damages, losses and liabilities incurred or suffered by the Lessor in connection with, as a result of, or incidental to, any action by the Lessee pursuant to the above authorization.

          (b) RISK OF LOSS; NO RELEASE OF OBLIGATIONS. Except as provided in this Section, the Lessee shall bear the risk of loss and shall not be released from its obligations hereunder in the event of any damage to the Leased Property or any part thereof or any Event of Loss relating thereto.

          SECTION 14.  INSURANCE.

          (a) The Lessee will purchase and maintain, or cause to be purchased and maintained, insurance with respect to the Leased Property of the following types and in the following amounts (or in such greater amounts as may become necessary from time to time to prevent the Lessor and the Lessee from becoming co-insurers of any loss), and in no event in amounts less than those maintained by the Lessee or its Affiliates for other similar facilities owned and/or operated by them:

               (i) PROPERTY INSURANCE: Property damage insurance on an "all risk" basis, boiler and machinery insurance, including coverage against damage or loss caused by fire, earthquake, earth movement, flood, subsidence and collapse and providing (1) coverage equal to one hundred percent (100%) of the full replacement cost value of the Leased Property and the Lessee's leasehold interest (with only those deductibles approved by the Lessor, and, if required by the Lessor, an agreed amount endorsement), (2) transit coverage during the construction of the Facility and (3) coverage for foundations and other property below the surface of the ground;

               (ii) GENERAL LIABILITY INSURANCE: Comprehensive general liability (including contractual, completed operations and product liability) insurance against claims for bodily injury (including death), personal injury and property damage occurring on, in or in respect of the Leased Property or resulting from activities on or related to the Leased Property, in the minimum combined single limit amount of $15,000,000, for each occurrence for bodily injury (or death) and/or property damage;

               (iii) WORKERS' COMPENSATION INSURANCE: Workers' compensation insurance at statutory levels and employers' liability insurance or self-insurance as permitted by Law;

               (iv) BUILDER'S RISK INSURANCE: During the construction of the Facility, builder's "all risks" and "general risks" insurance or equivalent coverage (with sublimits and deductibles as are acceptable to Lessor), including fire, earth movement, earthquake, flood, subsidence and collapse, business interruption/extra expense and testing and commissioning coverage with respect to the Leased Property and any on-site and off-site work and materials related thereto protecting the Lessee, the Lessor and all contractors and subcontractors in an amount not less than the full replacement cost of such on-site and off-site work;

               (v) FLOOD INSURANCE: To the extent that any portion of the Parcel may lie in a flood zone, flood insurance in the maximum available amount;

               (vi) BUSINESS INTERRUPTION INSURANCE: Business interruption insurance to cover loss resulting from delay of the completion of the Facility and, after completion, loss of use, total or partial, of the Leased Property or any part thereof in an amount sufficient at all times to pay Basic Rent with respect to the Leased Property for a period adequate to cover the period of loss of use of the Leased Property or any part thereof plus any other amounts payable by the Lessee to the Lessor during such period in connection with the transactions contemplated by the Operative Documents. Such policy shall provide that the amount payable thereunder shall not be less than the Base Rent and such other amounts during the entire Lease Term.

               (vii) OTHER INSURANCE: Such other insurance, including automobile liability, in such amounts and against such risks, as is either
     (x) customarily carried by companies owning, operating or leasing property or conducting businesses similar and/or similarly situated to the Leased Property and/or the Lessee, or (y) reasonably requested from time to time by Lessor to the extent available on commercially reasonable terms.

          Such insurance shall be written by companies which have a Best Insurance Guide rating of "A-XI" or better (or an equivalent rating from another publication of a similar nature as shall be in current use by the Lessor and the Lessee) or as otherwise agreed to by the Lessor, selected by the Lessee, and all policies of property insurance shall name the Lessor as loss payee and all liability policies (other than the policies referred to in clause (vii) above) shall name the Lessor as additional insured and shall identify the Lessor as the owner of the Facility. In addition, all insurance required hereunder shall be in form and with coverage and deductibles satisfactory to the Lessor. Notwithstanding the foregoing, in no event will the Lessee be required to maintain coverage in amounts in excess of those maintained for businesses similar in size and nature to the Lessee.

          (b) The insurance referred to in Sections 14(a)(i) and (iv) for the Leased Property (as appropriate) may be a blanket policy and shall (i) at all times be in an amount at least equal to one hundred percent (100%) of the full replacement cost value of the Leased Property (as appropriate) and the Lessee's leasehold interest; (ii) provide that the interests of the Lessor shall be insured regardless of any intentional or willful breach or violation by the Lessee of any warranties, declarations or conditions contained in such insurance; (iii) provide that such insurance shall not be invalidated by any act, omission or negligence of the Lessee or the Lessor, nor by any foreclosure or other proceedings or notices thereof relating to the Leased Property (as appropriate) or any part thereof, nor by legal title to, or ownership of the Leased Property or any part thereof being or becoming vested in or by Lessor or its agents, nor by occupancy or use of the Leased Property or any part thereof for purposes more hazardous than permitted by such policy; and (iv) provide that all partial loss insurance claims in excess of $10,000,000 pertaining to the Leased Property (as appropriate) or any part thereof shall be adjusted by the insurers thereunder with the Lessor.

          All policies of insurance required to be maintained pursuant to
Section 14(a)(ii) which cover liability for bodily injury or property damage shall provide that all provisions of such insurance, except the limits of liability (which shall be applicable to all insureds as a group) and liability premiums (which shall be solely a liability of the Lessee), shall operate in the same manner as if there were a separate policy covering each such insured and/or additional insured, without right of contribution from any other insurance which may be carried by an insured and/or additional insured.

          Every policy required under Section 14(a) shall (i) expressly provide that it will not be canceled or terminated except upon thirty (30) days' written notice to the Lessor and the Lessee; (ii) include a waiver of all rights of subrogation against the Lessor and any recourse against the Lessor for payment of any premiums or assessments under any policy; (iii) not contain a provision relieving the insurer thereunder of liability for any loss by reason of the existence of other policies of insurance covering the Leased Property or any part thereof against the peril involved, whether collectible or not; and (iv) provide that no claims shall be paid thereunder without ten (10) days' advance written notice to the Lessor. The Lessee shall advise the Lessor promptly of any policy cancellation or any change adversely affecting the coverage provided thereby.

          (c) The Lessee shall deliver to the Lessor the certificates of insurance and any other documentation required by the Lessor evidencing the existence of all insurance which is required to be maintained by the Lessee hereunder including descriptions of the previously mentioned Insurance Requirements, such delivery to be made (i) within thirty (30) days after the issuance of any additional policies or amendments or supplements to any of such insurance, and (ii) at least thirty (30) days prior to the expiration date of any such insurance. The Lessee shall notify the Lessor of any nonrenewal of any policy required hereunder and shall cause each insurer under each policy required hereunder to give the Lessor notice of any lapse under any such policy. The Lessee shall not obtain or carry separate insurance concurrent in form, or contributing in the event of loss, with that required by this Section 14 unless the Lessor is named as loss payee therein. The Lessee shall immediately notify the Lessor whenever any such separate insurance is obtained and shall deliver to the Lessor the certificates of insurance and any other documentation (other than blanket policies) required by Lessor evidencing the same as is required hereunder. All insurance policies and endorsements shall be fully prepaid and nonassessable.

          (d) The requirements of this Section 14 shall not be construed to negate or modify the Lessee's obligations under Section 23 hereof.

          SECTION 15.  SUBLETTING; ASSIGNABILITY; AMENDMENT
OF CONTRACTS.

          (a) The Lessee shall not sublet the Leased Property, or any part thereof, unless (i) at the time of any such sublease, no Default or Event of Default or shall have occurred and be continuing; (ii) any such sublease shall by its terms be expressly made subject and subordinate to the terms of this Lease (and the Ground Lease) and shall expire on or before the Lease Termination Date; (iii) the Lessee shall provide the Lessor with notice of such sublease sixty (60) days prior to the effective date of such sublease; (iv) the Lessee shall provide the Lessor ten (10) Business Days prior to the effective date of such sublease with a conformed copy of the instrument creating such sublease;
(v) the Lessor has consented to such sublease, which consent shall not be unreasonably withheld; and (vi) such sublease shall be made on commercially reasonable terms.

          (b) No sublease pursuant to this Section 15 shall modify or limit any right or power of the Lessor hereunder or affect or reduce any obligation of the Lessee hereunder, and all such obligations of the Lessee shall continue in full force and effect as obligations of a principal and not of a guarantor or surety, as though no subletting had been made or occupancy permitted.

          (c) If the Lessee shall request, in connection with any sublease, that the Lessor execute an attornment and non-disturbance agreement with respect to such sublease, the Lessor shall consider each such sublease on a case-by-case basis and may in its sole discretion consent to its execution and delivery of an attornment and non-disturbance agreement.

          (d) Except as permitted in Section 15(a), the Lessee shall not mortgage, pledge, assign or otherwise encumber its interest in and to this Lease or in and to any sublease or the rentals payable thereunder without the prior written consent of the Lessor, except that the Lessee may assign its right to purchase the Facility pursuant to Section 19 without the consent of the Lessor so long as the Lessee remains liable for the performance and payment of the purchase obligation.

          (e) Any sublease made, and any mortgage, pledge or assignment of the Lessee's interest hereunder or under any such sublease granted, otherwise than as expressly permitted by this Section 15, shall be null and void and of no force or effect.

          SECTION 16.  REPRESENTATIONS AND WARRANTIES OF LESSOR.

          The Lessor represents and warrants to the Lessee that on the Closing
Date:

          (a) DUE ORGANIZATION. The Lessor is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has the corporate power and authority to enter into and perform its obligations under this Lease and each other Operative Document to which it is a party.

          (b) AUTHORIZATION; EXECUTION; ENFORCEABILITY. The execution, delivery and performance by the Lessor of this Lease and each other Operative Document to which it is a party and of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Lessor and do not and will not require the consent or approval of any shareholder of the Lessor. This Lease and each other Operative Document to which the Lessor is a party have been duly authorized, executed and delivered by the Lessor and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, are legal, valid and binding obligations of the Lessor, enforceable against the Lessor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' rights generally and by the application of general equitable principles which may limit the availability of certain remedies.

          (c) NO VIOLATION. The execution and delivery by the Lessor of this Lease and each other Operative Document to which it is a party do not and will not, and the performance by the Lessor of its obligations hereunder and thereunder do not and will not, (i) violate or be inconsistent with or in violation of its charter documents or by-laws, (ii) contravene any provision of any Applicable Law or Governmental Action applicable to it or require any Governmental Action or (iii) contravene any provision of, or constitute any default or require any consent under, any provision of any material indenture, mortgage, contract or other instrument to which the Lessor is a party or by which it or any of its property is bound.

          SECTION 17.  REPRESENTATIONS AND WARRANTIES OF LESSEE.

          The Lessee represents and warrants to the Lessor that on the Closing
Date:

          (a) DUE ORGANIZATION. The Lessee is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as presently conducted and as it is contemplated to be conducted in connection with the Leased Property, to own or hold under lease its property, and to enter into and perform its obligations under this Lease and each other Operative Document to which it is a party. The Lessee is qualified to do business in and is in good standing under the laws of the States of Washington, Idaho and Oregon and has not failed to qualify to do business in any jurisdiction where failure so to qualify could reasonably be expected to materially adversely affect its ability to conduct its business as it is presently conducted and as it is contemplated to be conducted in connection with the Leased Property, to own or hold under lease its property or to perform any of its obligations under this Lease or any other Operative Document to which it is a party.

          (b) AUTHORIZATION. The execution, delivery and performance by the Lessee of this Lease and each other Operative Document to which it is a party and of the transactions contemplated hereby and thereby have been duly authorized by all necessary partnership action on the part of the Lessee and do not and will not require the consent or approval of any trustee or holder of any indebtedness or other obligation of the Lessee.

          (c) EXECUTION; ENFORCEABILITY. This Lease and each other Operative Document to which the Lessee is a party have been duly executed and delivered by the Lessee and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto, are legal, valid and binding obligations of the Lessee, enforceable against the Lessee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, liquidation, moratorium or similar laws affecting creditors' or lessors' rights generally and by the application of general equitable principles which may limit the availability of certain remedies.

          (d) NO VIOLATION. The execution and delivery by the Lessee of this Lease and each other Operative Document to which it is a party do not and will not, and the performance by the Lessee of its obligations hereunder and thereunder do not and will not, (i) violate or be inconsistent with its partnership agreement or any other organizational documents, (ii) contravene any Applicable Law or Governmental Action applicable to it; (iii) contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other agreement or instrument to which the Lessee is a party or by which it or any of its property are bound, and (iv) result in or, require the creation or imposition of any Lien (other than Permitted Liens) upon any of its property or assets.

          (e) CONSENTS AND APPROVALS. All Governmental Actions which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any Governmental Authority and all other consents, filings or approvals which are required to have been taken, given, obtained, filed or recorded, as the case may be, on or prior to the Closing Date by, from or with any other Person, in each case, (i) in connection with the transactions contemplated by the Operative Documents, or to authorize the execution, delivery and performance by the Lessee of the Operative Documents to which it is a party, or the legality, validity, binding effect or enforceability thereof as against the Lessee, or (ii) in order that the Leased Property may be leased, used and operated for its intended purpose and the Facility may be construed thereon as contemplated hereby (including, without limitation, all Environmental Permits and all approvals, certificates, permits, authorizations, licenses or other actions relating to the construction of the Facility), shall have been duly taken, given, obtained, filed or recorded, as the case may be, and are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and are adequate to authorize the consummation by the Lessee of the transactions contemplated by the Operative Documents and the performance by the Lessee of its obligations thereunder to which it is a party, except (A) such as may be required to be taken, obtained, given, accomplished or renewed from time to time after the Closing Date in connection with the maintenance or operation of the Leased Property or (B) which are otherwise required in connection with the transactions contemplated by the Operative Documents which have been applied for but which cannot be obtained, or which are not normally applied for or taken, given or obtained, prior to the Closing Date, and which in the normal course would be granted, PROVIDED that the failure to obtain such

Governmental Actions, consents, filings and approvals by the Closing Date could not materially adversely affect the ability of the Lessee to perform its obligations under this Lease or any other Operative Document to which it is a party.

          (f) LITIGATION. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Lessee, threatened against the Lessee or affecting Lessee or its property or rights before any Governmental Authority that questions the validity of any Operative Document or which, individually or in the aggregate, is reasonably likely (i) materially and adversely to affect the consummation of the transactions under this Lease or any other Operative Document to which it is a party or (ii) to have a Material Adverse Effect. The Lessee is not in default with respect to any order of any Governmental Authority, where such default could reasonably be expected to have a Material Adverse Effect or could result in the creation or imposition of any Lien (other than a Permitted Lien) upon the Leased Property.

          (g) NO DEFAULT. No Default or Event of Default has occurred and is continuing. As of the Closing Date, neither the Lessee nor any of its Subsidiaries is in default under with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect or could result in the creation or imposition of a Lien (other than a Permitted Lien) upon the Leased Property.

          (h) EVENT OF LOSS. No Event of Loss has occurred, and the Leased Property may be used for the purposes contemplated by the Lessee in accordance with this Lease and the other Operative Documents.

          (i) ENVIRONMENTAL COMPLIANCE. (i) The Leased Property complies in all material respects with all Environmental Laws; all necessary Environmental Permits have been obtained and are in effect for the Leased Property and to the best of the Lessee's knowledge, no circumstances exist that could be reasonably expected to (A) form the basis of an Environmental Action against the Leased Property that could reasonably be expected to have a Material Adverse Effect or
(B) cause the Leased Property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

               (ii) Neither the Leased Property nor any part thereof is listed or, to the knowledge of the Lessee, proposed for listing on the NPL or on CERCLIS or any analogous state list of sites requiring investigation or cleanup.

               (iii) No Hazardous Materials that have been generated at or transported from the Leased Property or any part thereof have been disposed at any location that is listed or, to the best of the Lessee's knowledge, proposed for listing on the NPL or on the CERCLIS or any analogous state list, and all Hazardous Materials generated, used, treated, handled or stored at or transported to or from the Leased Property or any part thereof and any property currently or formerly owned or operated by the Lessee have been disposed of in compliance in all material respects with all Environmental Laws and applicable Environmental Permits.

               (iv) The Lessee has not received any written or other notice, mandate, order, Lien or request which remains pending under an Environmental Law concerning any of the Leased Property or any part thereof or relating to an alleged violation of an Environmental Law concerning the Leased Property or any part thereof or relating to any potential adverse action in any way involving environmental, health or safety matters affecting the Leased Property or any part thereof.

               (v) There is no proceeding pending or, to the knowledge of the Lessee, threatened against the Lessee by any Federal, state, or local court, tribunal, administrative agency, department, commission, board or other authority or instrumentality with respect to the presence or release of any Hazardous Material from the Leased Property or any part thereof.

               (vi) To the knowledge of the Lessee, no Hazardous Materials have been Released from or on the Leased Property or any part thereof for which remedial action could be required under any Environmental Law or may be necessary to prevent or eliminate a significant risk to human health or the environment.

          (j)  ERISA COMPLIANCE.

               (i) Each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state law, except for such non-compliance which would not reasonably be expected to have a Material Adverse Effect. Each Plan is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a determination letter will be submitted no later than the expiration of the remedial amendment period for effecting amendments required by reason of Section 1140 of the Tax Reform Act of 1986, as amended, and to the Lessee's knowledge, nothing has occurred which would cause the loss of such qualification.

               (ii) There are no pending, or to the Lessee's knowledge, threatened Claims by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or other violation of the fiduciary responsibility rule with respect to any Plan which could reasonably result in a Material Adverse Effect.

               (iii) No ERISA Event has occurred or is reasonably expected to occur with respect to any Pension Plan.

               (iv) No Pension Plan (other than the multiemployer plans within the meaning of Section 3(38) of ERISA) has any Unfunded Pension Liability.

               (v) Neither the Lessee nor any ERISA Affiliate has incurred, nor does it reasonably except to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and no delinquent under Section 4007 of ERISA).

               (vi) Neither the Lessee nor any ERISA Affiliate has transferred any Unfunded Pension Liability to any Person or otherwise engaged in a transaction that could be subject to Section 4069 of ERISA.

          (k)  DESCRIPTION OF COMPONENTS.  The descriptions set forth in
Schedule 1 to each of the Lease Supplements are true and accurate descriptions in all material respects of each Component described therein.

          (l) CERTAIN DOCUMENTS. True, correct and complete copies of the Operative Documents have been delivered to the Lessor. Each of the Operative Documents is in full force and effect, and no material breach thereof by the Lessee or, to the Lessee's knowledge, by any other party thereto, has occurred and is continuing.

          (m) PAYMENT OF TAXES, ETC. All Taxes, fees and other charges due and payable in connection with the execution, delivery and filing of all documents and instruments, including the Operative Documents, and the performance of the transactions contemplated by the Operative Documents, have been paid in full.

          (n) INVESTMENT COMPANY ACT. The Lessee is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (o) HOLDING COMPANY. The Lessee is not subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (p) NO MATERIAL ADVERSE CHANGE; ADVERSE CONDITIONS. There has not occurred a material adverse change in the business, operations or financial condition of the Lessee since December 31, 1996. No Applicable Law prohibits, and no litigation, governmental investigation or other proceeding is pending or overtly threatened in which there is a reasonable possibility of an unfavorable judgment, decree, order or other determination which could prevent or make unlawful, or impose any material adverse condition upon, the acquisition, construction, installation, use, ownership, operation or leasing of, or the Lessor's ownership of, the Leased Property or any part thereof.

          (q) INSURANCE. The Lessee is in compliance with all Insurance Requirements, and all insurance policies required by Section 14 hereof are in full force and effect.

          (r) COMPLIANCE. The Leased Property and each part thereof is in material compliance with all Applicable Laws.

          (s) NO MATERIAL MISSTATEMENTS. No information, report, financial statement, exhibit or schedule furnished by or on behalf of the Lessee to the Lessor in connection with the negotiation of this Lease or any other Operative Document or any transaction contemplated hereby or thereby, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, taken as a whole and taken in the light of the circumstances under which they were, are or will be made, not misleading.

          (t) TITLE AND INTEREST. The Lessor has a good and indefeasible leasehold interest in the Parcel and good and marketable title to the Facility (together with any necessary easements or rights-of-way or similar property rights), free and clear of all Liens and deed restrictions except Permitted Encumbrances, in the case of the Parcel, and Permitted Liens, in the case of the Facility.

          (u) COMPLIANCE WITH LAW. The Lessee is not in violation of any Law (including any Environmental Law) with respect to the Leased Property or any part thereof, with respect to the construction of the Facility or installation of any of the Components, or with respect to its leasing, ownership or operation of the Leased Property or any part thereof, or with respect to the conduct of its business relating to the Leased Property or any part thereof or with respect to its assets which, individually or in the aggregate, would be reasonably likely to result in a Material Adverse Effect. The Lessee has not received any notice of, or citation for, any violation of any Law which has not been resolved, which notice or citation relates to the ownership, leasing or operation of the Leased Property or any part thereof or the construction of the Facility.

          (v) RECORDATION AND FILING. The Memorandum of Ground Lease and the Memorandum of Lease have been duly recorded, published, registered and filed and are in a form sufficient to publish notice of the interests purported to be created by the Ground Lease and this Lease, respectively. Upon the recordation of the Memorandum of Ground Lease in Clallam County, Washington, the Memorandum of Ground Lease will have been recorded or filed in such place in which recording or filing is required to publish notice, under Applicable Law, of the interests created by the Ground Lease and to protect the validity and effectiveness thereof, and all Taxes, fees and other public charges payable in connection with the filing and recordation of the Ground Lease have been paid. Upon the recordation of the Memorandum of Lease in Clallam County, Washington, the Memorandum of Lease will have been recorded or filed in such place in which recording or filing is required to publish notice, under Applicable Law, of the interests created by this Lease and to protect the validity and effectiveness thereof, and all Taxes, fees and other public charges payable in connection with the filing and recordation of the Memorandum of Lease have been paid.

          (w) RIGHTS TO PROPERTY, ETC. (i) The Ground Lease grants to the Ground Lessee all rights-of-way, easements and real property licenses, environmental allowances, rights in real property (including, without limitation, fixtures and appurtenances), utilities and other services necessary for the day-to-day operation of the Facility when constructed or installed on the Parcel and (A) such rights-of-way, easements, licenses, environmental allowances, utilities and other services are valid and in full force and effect and all consents from third parties necessary to enter into the Ground Lease and the Lease Agreement have been obtained, (B) there is presently no default by the Ground Lessor or, to the Ground Lessor's knowledge, by any other party thereto with respect to any such rights-of-way, easements, licenses, utilities and other services, which would materially and adversely affect such services and (C) all utility services necessary for the construction of each of the applicable Components and for the operation of the Facility for its intended purposes are installed and operational.

               (ii) None of the Permitted Encumbrances will interfere in any material respect with the use or possession of the Leased Property or any part thereof or any other asset used in connection therewith or the use of or the exercise by the Lessor of its rights either under any Operative Document or to the Leased Property.

               (iii) The Lessee has given any and all notices required to be given in connection with the construction of the Facility pursuant to any easements, right-of-way, licenses or other agreements affecting the Parcel.

               (iv) Each of the Components, when constructed or installed, will be situated wholly within the boundary lines of the Parcel and do not and will not encroach upon any contiguous or adjoining property; except as disclosed in writing, neither the Parcel nor any part thereof is considered part of a larger tax lot; none of the Components when constructed or installed will violate any rights granted under any easements or rights of way or any covenants or restrictions affecting the Parcel or any part thereof, and any future violation will not result in a reversion or forfeiture of title, right of re-entry or power of termination; and the easements, rights-of-way, covenants and restrictions affecting the Parcel or any part thereof do not and will not interfere in any material respect with the use or occupancy of the Leased Property or any part thereof, or any asset owned or used in connection therewith, nor will the exercise of rights or remedies thereunder result in any damage to the Leased Property or any part thereof or diminution of value of the Leased Property or any part thereof.

          (x) CONSTRUCTION BUDGET AND RELATED MATTERS. The Construction Budget has been prepared in good faith on the basis of reasonable assumptions and accurately includes all Actual Project Costs currently anticipated to be incurred in connection with achieving completion of the Facility by the Final Completion Date. The Construction Schedule accurately describes estimated dates of completion of the stages of construction of the Facility.

          (y) TRADE SECRETS AND PATENTS. (i) The leasing of the Parcel by Lessor, the ownership of the Facility by the Lessor and the leasing and operation of the Facility by the Lessee, including the construction or installation and the proposed operation of the Facility, do not and will not conflict with, infringe on, or otherwise violate any copyright, trademark, trade name, trade secret or patent rights of any other Person.

               (ii) The Lessee has all rights to all patents, patent applications, trademarks (whether registered or not), trademark applications, trade names, proprietary computer software, "know-how" and copyrights used or to be used in the ordinary course of the operation of the Facility (the "INTELLECTUAL PROPERTY RIGHTS") that are necessary for the operation thereof, including the right to assign the Intellectual Property Rights. There is no judicial proceeding pending or, to the knowledge of the Lessee, threatened, involving any claim of any infringement, misuse or misappropriation by the Lessee or any Affiliate thereof of any patent, trademark, trade name, copyright, license or similar intellectual property right owned by any third party related to the Intellectual Property Rights.

          (z) CREDIT AGREEMENT. Attached hereto as EXHIBIT F is a true, correct and complete copy of the Credit Agreement as in effect on the Closing Date.

          (aa) FLOOD ZONE.  The Parcel is not in a flood hazard zone.

          (bb) NO FARMING OR AGRICULTURAL USE . The Leased Property is not and will not be used principally for farming or agricultural purposes.

          SECTION 18.  ADDITIONAL COVENANTS.

          The Lessee covenants and agrees that:

          (a) FINANCIAL STATEMENTS. The Lessee shall deliver to the Lessor, in form and detail satisfactory to the Lessor:

               (i) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Lessee and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, partners' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, identifying any material change in accounting policies or financial reporting practices by the Lessee or any of its consolidated Subsidiaries, and accompanied by the opinion of Price Waterhouse LLP or another nationally-recognized independent public accounting firm ("INDEPENDENT AUDITOR") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Lessee's or any Subsidiary's records;

               (ii) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated balance sheet of the Lessee and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, partners' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, identifying any material change in accounting policies or financial reporting practices by the Lessee or any of its consolidated Subsidiaries, and certified by a General Partner as fairly presenting, in accordance with GAAP

     (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Lessee and its Subsidiaries;

               (iii) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of an unaudited consolidating balance sheet of the Lessee and its Subsidiaries as at the end of such year and the related consolidating statement of income for such year, certified by a General Partner as having been developed and used in connection with the preparation of the financial statements referred to in clause (i), above;

               (iv) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidating balance sheets of the Lessee and its Subsidiaries, and the related consolidating statements of income for such quarter, all certified by a General Partner as having been developed and used in connection with the preparation of the financial statements referred to in clause (ii), above.

          (b)  NOTICES.  The Lessee shall promptly notify the Lessor:

               (i) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

               (ii) of any matter that has resulted or if adversely determined would reasonably be expected to result in a Material Adverse Effect, including (A) breach or non-performance of, or any default under, a Contractual Obligation of the Lessee, (B) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Lessee and any Governmental Authority; or (C) the commencement of, or any material development in, any litigation or proceeding affecting the Lessee, including pursuant to any applicable Environmental Laws;

               (iii) any Material Adverse Effect subsequent to the date of the most recent audited financial statements of the Lessee delivered to the Lessor pursuant to Section 18(a)(i);

               (iv) of any material labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Lessee, or any of its Subsidiaries; or

               (v) of any assertion or determination by any Governmental Authority that the Lessee shall no longer be classified as a partnership not taxable as a corporation under the Code.

          Each notice under this Section shall be accompanied by a written statement by the General Partner setting forth details of the occurrence referred to therein, and stating what action the Lessee or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under clause (b)(i) above shall describe with particularity any and all clauses or provisions of this Lease or other Operative Document that have been (or foreseeably will be) breached or violated.

          (c) CREDIT AGREEMENT. The Lessee shall comply, and shall cause each of its Subsidiaries to comply, with all covenants of the Lessee or such Subsidiary in the Credit Agreement, and all notices, certificates, reports and other documents required to be delivered by the Lessee thereunder shall be simultaneously delivered to the Lessor. Such covenants (together will any applicable defined terms) shall constitute, and are hereby expressly made, a part of this Lease; PROVIDED that if there is any conflict between the terms of this Lease and the terms of the Credit Agreement, then the terms of this Lease shall govern.

          (d) FURTHER ASSURANCES. The Lessee shall (i) ensure that all written information, exhibits and reports prepared by the Lessee, and (ii) use its best efforts to ensure that all written information, exhibits and reports not prepared by the Lessee and, in each case, furnished to the Lessor do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Lessor and correct any defect or error that may be discovered in this Lease or any other Operative Document or in the execution, acknowledgment or recordation hereof or thereof.

          (e) "AS-BUILT" SURVEY. Not less than ten (10) days prior to the end of the Lease Term, the Lessee shall deliver an "as-built" survey of the Parcel showing the Facility, together with an updated surveyor's certification in form and substance satisfactory to the Lessor.

          (f) ENVIRONMENTAL EVENT. The Lessee shall promptly, but in any case within five (5) Business Days, notify the Lessor if (i) any environmental event has occurred or any environmental condition is discovered in, on, from or involving the Leased Property or any part thereof (including, but not limited to, the presence, emission or release of Hazardous Materials or the violation of any applicable Environmental Law) that could reasonably be anticipated to result in penalties or other liabilities in excess of $500,000 or (ii) the Lessee has received notification that it, the Leased Property or any part thereof is the subject of a proceeding that could reasonably be expected to result in any ordered remediation or corrective action or other liability related to an environmental event or condition with respect to the Leased Property or any part thereof the cost of which liability is reasonably expected to exceed $500,000 (each of (i) and (ii) an "Environmental Event").

          Following the receipt of a notice pursuant to the immediately preceding paragraph, the Lessor, may require the Lessee to conduct, or cause to be conducted, an environmental study by an environmental consultant reasonably satisfactory to the Lessor (the cost and expenses of such environmental consultant shall be borne by the Lessee) of the Leased Property or any applicable part thereof on which such Environmental Event or release shall have occurred, the scope of which study shall be limited to confirming the magnitude and anticipated cost of the liability resulting in the Environmental Event and to provide a copy of the environmental consultant's report on its audit to the Lessor. Notwithstanding the foregoing, if a pattern, in the opinion of the Lessor, of such Environmental Events exists, the Lessor may conduct a more comprehensive environmental study of the Leased Property or the applicable part thereof to determine the scope and nature of such pattern. If it is the opinion of the Lessor that an Environmental Event has occurred or exists and a Permitted Remediation (as defined below) is not available or the Environmental Event cannot be cured through a Permitted Remediation or the Environmental Event will result in the cessation of operation of the Facility or the applicable part thereof for 30 days or more such Environmental Event shall constitute an Environmental Trigger with respect to the Leased Property or the applicable part thereof and shall, at the option of the Lessor, be deemed an Event of Loss with respect to the Leased Property or the applicable part thereof (an "Environmental Trigger"). A "Permitted Remediation" means any remediation of an Environmental Event (a) the cost of which remediation is not anticipated, in the sole opinion of the Lessor, to exceed $5,000,000, (b) during and after which such Environmental Event could not be expected to result in any additional environmental liability incurred by the Lessor for which the Lessor has not received additional indemnification in an amount and from a Person satisfactory to the Lessor, in its sole and absolute discretion and (c) permitted and effected in compliance with all applicable Environmental Laws.

          Irrespective of whether an Environmental Trigger has occurred, the Lessee shall immediately initiate, at its sole cost and expense, such actions as may be necessary to comply in all material respects with all applicable Environmental Laws and to alleviate any significant risk to human health or the environment if the same arises from a condition on or in respect of the Leased Property or any part thereof, whether existing prior to, on or after the date of this Lease. Once the Lessee commences such actions, the Lessee shall thereafter diligently and expeditiously proceed to comply materially and in a timely manner with all Environmental Laws and to eliminate any significant risk to human health or the environment.

          SECTION 19.  OPTIONS UPON LEASE TERMINATION.

          (a) NEW LEASE TRANSACTION. Within 60 days prior to the Lease Termination Date, the Lessee shall notify (the "New Lease Notification") the Lessor in writing that it desires to enter into a new lease with respect to the Facility in the form of either (i) a single investor tax lease on substantially the terms set forth on EXHIBIT E hereto or (ii) a leverage tax lease with financial institutions arranged by Key Global Finance on terms to be agreed to between the Lessee and such financial institutions. Upon receipt of such New Lease Notification, the Lessee and the Lessor or Key Global Finance shall negotiate in good faith with respect to such new leasing arrangement. The New Lease Notification shall be irrevocable; PROVIDED that if the Lessee and the lessor, in the case of a single investor tax lease, or the financial institutions arranged by Key Global Finance, in the case of a leverage tax lease, are unable to reach agreement on the terms of the new leasing arrangement, neither party shall have any obligation to enter into such arrangement.

          (b)  PURCHASE OF FACILITY.

          (i) If the Lessee fails to provide the Lessor with a New Lease Notification in accordance with paragraph (a) above, or if, after delivery of a New Lease Notification, the Lessee and the Lessor (in the case of a single investor tax lease) or the financial institutions arranged by Key Global Finance, Ltd. (in the case of a leverage tax lease), are unable to reach agreement on the terms of the new leasing arrangement, the Lessee may, within 30 days prior to the Lease Termination Date, irrevocably notify the Lessor that the Lessee desires to purchase from the Lessor, and the Lessor shall sell to the Lessee, the Facility. If the Lessee elects to purchase the Facility from the Lessor, then on the Lease Termination Date the Lessor shall sell, transfer and convey all of its right, title and interest in to the Facility and under the Ground Lease, as is and where is, to the Lessee, free and clear of any Lessor Liens but otherwise without any representation or warranty, upon payment in immediately available funds by the Lessee to the Lessor of a purchase price therefor equal to the Total Fundings made by the Lessor from the date hereof through the date of purchase, together with (i) all Basic Rent due and owing on or prior to such date of purchase and (ii) all Supplemental Rent due and owing prior to such date of purchase and any other Supplemental Rent as to which there is no dispute and which is agreed to become due and owing within 60 days of such date. Subject to the foregoing, on the date of such purchase and sale the Lessor shall, at the expense of the Lessee, execute and deliver to the Lessee a bill of sale or assignment and such other documents as the Lessee may reasonably request to evidence the valid consummation of such transfer.

          (ii) If after delivery of a New Lease Notification, the Lessee and the Lessor, in the case of a single investor tax lease, or the financial institutions arranged by Key Global Finance, in the case of a leverage tax lease, are unable to reach agreement on the terms of the new leasing arrangement, the Lessor may, within 10 days prior to the Lease Termination Date, notify the Lessee that the Lessor desires to sell to the Lessee, and the Lessee shall purchase from the Lessor, the Facility. If the Lessor elects to sell the Facility to the Lessee, then on the Lease Termination Date the Lessor shall sell, transfer and convey all of its right, title and interest in to the Facility and under the Ground Lease, as is and where is, to the Lessee, free and clear of any Lessor Liens but otherwise without any representation or warranty, upon payment in immediately available funds to the Lessor of a purchase price therefor equal to the Total Fundings made by Lessor from the date hereof through the date of purchase, together with (i) all Basic Rent due and owing on or prior to such date of purchase and (ii) all Supplemental Rent due and owing prior to such date of purchase and any other Supplemental Rent as to which there is no dispute and which is agreed to become due and owing within 60 days of such date. Subject to the foregoing, on the date of such sale and purchase the Lessor shall, at the expense of the Lessee, execute and deliver to the Lessee a bill of sale or assignment and such other documents as the Lessee may reasonably request to evidence the valid consummation of such transfer.

          (c) RETURN OF FACILITY. In the event that the transactions contemplated in paragraph (a) above are not consummated on or before the Lease Termination Date, and in the event that the Lessee does not elect to purchase the Facility from the Lessor or the Lessor does not elect to sell the Facility to the Lessee pursuant to paragraph (b) above, the Lessee shall return the Facility to the Lessor according to the terms and conditions set forth in
Section 8 hereof. Upon the return of the Facility to the Lessor in accordance with Section 8 hereof, the Lessee shall have no obligation to pay any amount to the Lessor with respect to Total Fundings made by the Lessor hereunder.

          SECTION 20.  EVENTS OF DEFAULT.

          Any of the following shall constitute an "Event of Default":

          (a) NON-PAYMENT. The Lessee shall fail to pay (i) when and as required to be paid herein, any amount of Rent or (ii) within 5 days after the same becomes due, any amount of Supplemental Rent;

          (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty made or deemed made by the Lessee set forth herein or in any other Operative Document to which the Lessee is a party, or any representation, warranty, statement or information contained in any written report, certificate, financial statement or other instrument furnished in connection with or pursuant hereto to any other Operative Document, shall prove to have been false in any material respect when so made or furnished;

          (c) COVENANT DEFAULTS. The Lessee shall fail to perform or observe any other term or covenant contained in this Lease or any other Operative Document or any other document or certificate delivered pursuant hereto or thereto, and such failure shall continue unremedied for a period of thirty (30) days after the earlier of (i) the date upon which the General Partner knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Lessee by the Lessor; PROVIDED, HOWEVER, that, if such failure is capable of being cured and provided the Lessee is diligently pursuing such cure, the time with which such failure may be cured shall be extended for such period as is reasonably necessary to complete curing thereof with diligence;

          (d) BANKRUPTCY; INSOLVENCY. The Lessee or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Lessee or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Lessee or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this paragraph (d);

          (e) MONETARY JUDGMENTS. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Lessee or any of its Subsidiaries involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 consecutive days after the entry thereof;

          (f) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree is entered against the Lessee or any of its Subsidiaries which does or could reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

          (g) GOVERNMENTAL ACTION. The Lessee shall be prevented or relieved by any Governmental Authority from performing or observing any monetary payment or repayment obligation evidenced by this Lease or any other Operative Documents;

          (h) UNENFORCEABILTY OF OPERATIVE DOCUMENTS. Any Operative Document shall for any reason no longer be in full force and effect in accordance with its terms;

          (i) ABANDONMENT. The Lessee shall have abandoned the Leased Property or any part thereof;

          (j) CREDIT AGREEMENT EVENT OF DEFAULT. An "Event of Default" under the Credit Agreement shall have occurred and shall not have been waived in accordance with the terms of the Credit Agreement pursuant to an Approved Credit Agreement Action;

          (k) REPUDIATION OF OPERATIVE DOCUMENTS. Any Operative Document or any obligation of the Lessee thereunder shall be revoked or repudiated or attempted to be revoked or repudiated by the Lessee;

          (l) UNAUTHORIZED REMOVAL, TRANSFER. The Lessee shall (except as expressly permitted by the provision of this Lease) attempt to remove, sell, transfer, encumber, part with possession of, assign or sublet the Leased Property or any part thereof;

          (m) FAILURE TO MAINTAIN INSURANCE. The Lessee shall fail to be in compliance with the Insurance Requirements, and all other insurance policies required by Section 14 shall fail to be in full force and effect;

          (n) FAILURE TO PURCHASE FACILITY. The Lessee shall fail to purchase the Facility as and when required pursuant to Section 19(b) hereof;

          (o) DELIVERY OF FINAL SURVEY AND UPDATED TITLE POLICY. The Lessee shall fail to deliver to the Lessor the Final Survey and the Updated Title Policy on or prior to January 31, 1998.

          SECTION 21.  REMEDIES.

          If any Event of Default shall have occurred and be continuing, then and in every such case, (A) in the case of an Event of Default set forth in Sections 20(d), (m) and (n) hereof, this Lease shall be in default without further act or notice of any kind (all of which are hereby waived), which for all purposes hereof and of the other Operative Documents shall be deemed to be a declaration of default hereunder, and (B) in the case of any other Event of Default, the Lessor may, at its option, declare this Lease to be in default by written notice to such effect given to the Lessee, and in either case at any time thereafter, the Lessor may exercise one or more of the following remedies, as the Lessor in its sole discretion shall lawfully elect:

          (a) the Lessor may demand that the Lessee, and the Lessee shall upon receipt of written demand of the Lessor, deliver the Leased Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 8 hereof as if the Leased Property was being returned at the end of the Lease Term and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith; or the Lessor may enter upon the premises of the Leased Property and take immediate possession of (to the exclusion of the Lessee) the Leased Property by summary proceedings or otherwise, all without liability to the Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

          (b) the Lessor may sell all or any part of the Facility and assign all or any part of its rights under the Ground Lease at public or private sale, as the Lessor may determine, in a commercially reasonable manner, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent provided in paragraph (d) of this Section if the Lessor shall elect to exercise its rights thereunder), in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale and assignment shall terminate (except to the extent that Basic Rent is to be included in computations under paragraph (d) of this Section if the Lessor shall elect to exercise its rights thereunder);

          (c) the Lessor may hold, keep idle or lease to others all or any part of the Facility as the Lessor in its sole discretion may determine, free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or for any periods with respect to such action or inaction, except that the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the Lessee shall have been deprived of use of the Facility pursuant to this paragraph (c) shall be reduced by the net proceeds, if any, received by the Lessor from leasing the Facility to any Person other than the Lessee for the same period or any portion thereof;

               (d) the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under paragraph (a), (b) or (c) of this Section, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the Basic Rent Date specified in such demand, (A) any unpaid Basic Rent due hereunder prior to such Basic Rent Date plus (B) an amount equal to the Total Fundings made from the date hereof through and including such Basic Rent Date (together with interest on such amounts at the Overdue Rate from such Basic Rent Date to the date of actual payment); and upon such payment of all amounts then due and payable by the Lessee hereunder or under any other Operative Document, the Lessor shall transfer to the Lessee its title and interest in and to the Facility without recourse or warranty (except as to absence of any Lessor's Liens); or

               (e) the Lessor may rescind or terminate this Lease or may exercise any other right or remedy which may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof; PROVIDED, HOWEVER, that any termination of the Lease pursuant to the exercise of any such rights and remedies shall not in any way be deemed to be a release or a waiver by the Lessor of the Lessee's obligation to pay the sums provided to be paid by the Lessee under this Section.

               No termination of this Lease, in whole or in part, or repossession of all or any part of the Leased Property or exercise of any remedy under this Section shall, except as specifically provided herein, relieve the Lessee of any of its liabilities and obligations hereunder, all of which shall survive such termination, repossession or exercise of remedy. In addition, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other costs and expenses incurred by the Lessor by reason of the occurrence of any Event of Default or the exercise of the Lessor's remedies with respect thereto, and including all reasonable costs and expenses of whatsoever kind incurred in connection with the return of the Facility (including the costs of dismantling and storage) in the manner and condition required by, and otherwise in accordance with the provisions of, Section 8 hereof as if the Facility were being returned at the end of the Lease Term. At any sale of the Facility or any part thereof or the Lessor's interest in the Ground Lease pursuant to this Section 21, the Lessor may bid for and purchase the Facility or such interest in the Ground Lease.

          To the extent permitted by, and subject to the mandatory requirements of, Applicable Law, and except as otherwise expressly provided in this Section, each and every right, power and remedy herein specifically given to the Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at Law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Lessor in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, remedy or power or be construed to be a waiver of any default on the part of the Lessee or to be an acquiescence therein. No express or implied waiver by the Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

          SECTION 22.  RIGHT TO PERFORM FOR LESSEE.

          If the Lessee fails to make any payment of Rent required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, the Lessor may make such payment or perform or comply with such agreement, without any notice to or demand upon Lessee, in each case without waiving any default hereunder or releasing the Lessee from any obligation; PROVIDED, HOWEVER, that any such payment or performance by the Lessor shall not constitute a cure of such Event of Default for purposes of this Lease. The amount of such payment and the amount of the reasonable expenses incurred in connection with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall constitute Supplemental Rent hereunder, payable upon demand to the Lessor.

          SECTION 23.  INDEMNIFICATION.

          (a) INDEMNIFICATION. The Lessee agrees to assume liability for, and to indemnify, protect, save and keep harmless each Indemnified Person, on an After-Tax Basis, from and against any and all Claims that may be imposed on, incurred by or asserted against any Indemnified Person (whether because of an action or omission by such Indemnified Person or otherwise and whether or not such Indemnified Person shall also be indemnified as to any such Claim by any other Person), in any way relating to or arising out of (i) the Leased Property or any part thereof, (ii) the Operative Documents or the transactions contemplated thereby, payments made pursuant to any thereof or the enforcement by any Indemnified Person of any of its rights under the Operative Documents, or any other transaction contemplated by the Operative Documents, including the negotiation, execution and delivery of amendments thereto, (iii) the manufacture, financing, refinancing, design, construction, inspection, purchase, ownership, acquisition, acceptance, rejection, delivery, nondelivery, possession, transportation, sublease, sub-sublease, sub-sub-sublease, mortgaging, granting of a security interest in, preparation, installation, condition, transfer of title, rental, use, operation, storage, maintenance, modification, alteration, repair, assembly, sale, return, registration, abandonment or other application or disposition of all or any part of the Leased Property or any interest therein, including, without limitation,
(A) Claims or penalties arising from any violation of Law or liability in tort (strict or otherwise), (B) loss of or damage to any property or the environment (including, without limitation, all Claims associated with remediation, response, removal, corrective action, clean-up, Remedial Action, treatment, compliance, restoration, abatement, encapsulation, containment, revegetation, monitoring, sampling, investigation, assessment, financial assurance, natural resource damages, the protection of wildlife and aquatic and vegetation, the interference with or contamination of any wetland or body of water (whether surface or subsurface) or aquifer, and any relevant mitigative action under any Environmental Law and any Claims resulting from or relating to the existence or presence of any Hazardous Material at, in, or under the Leased Property, or any parts thereof, or the Release, emission or discharge of any Hazardous Material into the environment (including air, water vapor, surface water, ground water, and land (whether surface or subsurface)) or death or injury to any Person, (C) latent or other defects, whether or not discoverable, and (D) any claim for patent, trademark or copyright infringement, (iv) any breach of or failure to perform or observe, or any other breach of or failure to perform or observe, or any other non-compliance with, any covenant, condition or agreement or other obligation to be performed by the Lessee under any Operative Document, or the falsity of any representation or warranty of the Lessee in any of the Operative Documents or in any certificate delivered by the Lessee, (v) the imposition of any Lien (other than Permitted Liens) on the Leased Property, or (vi) any violation of any Applicable Law with respect to the Lessee or the Leased Property; PROVIDED, HOWEVER, that the Lessee shall not be required to indemnify any Indemnified Person under this Section 23 for any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnified Person (other than willful misconduct or gross negligence imputed to such Indemnified Person solely by reason of its interest in the Leased Property).
The obligation to provide indemnities in accordance with the terms of this
Section 23 shall survive the termination of this Lease.

          (b) NOTICES. If the Lessee shall obtain knowledge of any action, suit, proceeding or written notice of any Claim indemnified against under this
Section 23, the Lessee shall give prompt notice thereof to the appropriate Indemnified Person or Indemnified Persons, as the case may be, and if any Indemnified Person shall obtain any such knowledge, such Indemnified Person shall give prompt notice thereof to the Lessee, PROVIDED that the failure of such Indemnified Person to so notify the Lessee shall not affect the Lessee's indemnification obligations under this Section 23 to such Indemnified Person, except to the extent, if any, that the Lessee demonstrates that defense of the Claim is prejudiced by the Indemnified Person's failure to give such notice.

          (c) CONTESTS. Subject to the rights of insurers under policies of insurance maintained pursuant to Section 14, the Lessee shall have the right, at its sole cost and expense, to investigate, and the right in its sole discretion to defend or contest by appropriate proceedings or compromise, any Claim for which indemnification is sought under this Section 23, and the Indemnified Person shall cooperate, at the Lessee's expense, with all reasonable requests of the Lessee in connection therewith, PROVIDED that the Lessee shall not have the right without the consent of the Indemnified Person to defend, contest or compromise any Claim with respect to such Indemnified Person (i) if an Event of Default shall have occurred and be continuing, (ii) if such proceeding involves any material danger of the sale, forfeiture or loss of the Leased Property or any part thereof, or (iii) if such Claim involves a realistic possibility of criminal sanctions or allegations by a Governmental Authority of criminal liability to such Indemnified Person, in which event the Indemnified Person shall be entitled to control and assume responsibility for the defense of such Claim at the expense of the Lessee. The Lessee shall keep the Indemnified Person which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person shall reasonably request. In the event an Indemnified Person has assumed control of any such proceeding, it shall keep the Lessee fully apprised of the status of such proceeding and shall provide the Lessee with all information, including the receipt of all settlement offers, with respect to such proceeding as such Indemnified Person shall reasonably request. Where the Lessee or the insurers under a policy of insurance maintained by the Lessee undertake the defense of an Indemnified Person with respect to a Claim, no additional legal fees or expenses of such Indemnified Person in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of the Lessee or such insurers; PROVIDED that, if (i) in the written opinion of counsel to such Indemnified Person an actual or potential conflict of interest exists where it is advisable for such Indemnified Person to be represented by separate counsel or (ii) such Indemnified Person has been indicted or otherwise charged in a criminal complaint in connection with an indemnifiable Claim and such Indemnified Person informs the Lessee that such Indemnified Person desires to be represented by separate counsel, the reasonable fees and expenses of such separate counsel shall be borne by the Lessee. Subject to the requirements of any policy of insurance, an Indemnified Person may participate at its own expense in any judicial proceeding controlled by the Lessee pursuant to the preceding provisions and such participation shall not constitute a waiver of the right to receive the indemnification provided in this Section 23. Notwithstanding anything to the contrary contained herein, during the continuance of an Event of Default, the Lessee shall not compromise any Claim without the consent of the applicable Indemnified Person unless such Claim is simultaneously discharged fully and unconditionally as to such Indemnified Person, such consent not to be unreasonably withheld.

          (d) SUBROGATION. Upon payment in full of any Claim by the Lessee pursuant to this Section 23 to or on behalf of an Indemnified Person, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnified Person may have in respect of the matters against which such indemnity was given (other than claims under any insurance policies maintained by such Indemnified Person). Such Indemnified Person agrees to cooperate with the Lessee and to execute such further instruments to permit the Lessee, at the Lessee's expense, to pursue such claims, to the extent reasonably requested by the Lessee.

          (e) PAYMENTS. Any amount payable to any Indemnified Person pursuant to this Section 23 shall be paid to such Indemnified Person promptly upon receipt of a written demand therefor from such Indemnified Person, accompanied by a written statement describing the basis for such indemnity and the amount so payable.

          SECTION 24.  NOTICES.

          All communications, demands, consents and notices provided for herein shall be in writing, by fax (receipt confirmed), by tested telex or by personal delivery and shall become effective if given by fax, telex or personal delivery, when received, and if given by mail five (5) days after deposit in the United States mail with proper postage for first-class mail prepaid, addressed (a) if to the Lessor, at c/o KeyCorp Leasing, 54 State Street, Albany, New York 12207,
Attention: Sandra Mariano, telephone (518) 486-8186, fax (518) 486-8172, with a copy to Key Global Finance, 30 Federal Street, Boston, Massachusetts 02110,
Attention: Chief Credit Officer, telephone (617) 654-2700, fax (617) 654-2727, and (b) if to the Lessee, at 121 S.W. Morrison Street, Suite 1500, Portland, Oregon 97204, Attention: Roger L. Krage, telephone ((503) 274-2300), fax ((503) 228-4875), or, in each case, at such other address as any of the foregoing Persons may from time to time designate by notice duly given in accordance with the provisions of this Section to such other Person.

          SECTION 25.  SUCCESSORS AND ASSIGNS.

          This Lease, including all agreements, covenants, representations and warranties, shall be binding upon and inure to the benefit of, and may be enforced by, (a) the Lessor and its successors, assigns and agents, and, where the context so requires, (i) each Indemnified Person, and (ii) the successors, assigns and agents of such Indemnified Person, and (b) the Lessee and its successors and, to the extent permitted hereby, assigns.

          SECTION 26.  AMENDMENTS AND MISCELLANEOUS.

          (a) AMENDMENTS. The terms of this Lease shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written agreement signed by the Lessor and the Lessee.

          (b) SURVIVAL OF AGREEMENTS. All agreements, indemnities, representations and warranties contained in this Lease or any agreement, document or certificate delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Lease and the expiration or other termination of this Lease.

          (c) ENFORCEMENT. Any provision of this Lease which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Lessee hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

          (d) ENTIRE AGREEMENT. This Lease represents the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior understandings. This Lease shall constitute an agreement of lease and nothing herein shall be construed as conveying to the Lessee any right, title or interest in or to the Improvements, except as lessee only.

          (e) BINDING EFFECT. All provisions contained in this Lease shall be binding upon, inure to the benefit of and be enforceable by, the respective permitted successors and assigns of the Lessor and the Lessee to the same extent as if each successor and assignee were named as a party hereto.

          (f) COUNTERPARTS. The parties may sign this Lease in any number of counterparts and on separate counterparts, each of which shall be an original but all of which when taken together shall constitute one and the same instrument, except that, if this Lease constitutes "chattel paper" within the meaning of the Uniform Commercial Code only one counterpart stamped or marked "COUNTERPART NUMBER ONE" or "COUNTERPART NUMBER 1" shall constitute, to the extent applicable, "chattel paper" or other "collateral" within the meaning of the Uniform Commercial Code in effect in any jurisdiction.

          (g) GOVERNING LAW. This Lease shall be governed by, and construed in accordance with, the laws of the State of Washington.

          (h) SECTIONS, HEADINGS. The division of this Lease into sections, the provision of a table of contents and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Lease.

          (i) NO MERGER OF TITLE. There shall be no merger of this Lease nor of the leasehold estate created by this Lease with the fee ownership of the Parcel, the Facility or the Modifications by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, this Lease or the leasehold estate created by this Lease or any interest in this Lease or interest in the fee or leasehold ownership of the Parcel, the Facility or the Modifications and no such merger shall occur unless and until all Persons having any interest in (x) the leasehold estate created by this Lease and (y) the ownership of the Parcels, the Facility or the Modifications, or any part thereof shall join in a written instrument effecting such merger and shall duly record the same.

          (j) WAIVER OF TRIAL BY JURY. IN ANY ACTION OR PROCEEDING UNDER OR RELATED TO THIS AGREEMENT, THE OPERATIVE DOCUMENTS OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, THE LESSOR AND THE LESSEE HEREBY AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY, IRRESPECTIVE OF WHICH PARTY COMMENCES SUCH ACTION OR PROCEEDING.

          (k) TRUE LEASE. The Lessee intends to treat this Lease, for accounting purposes, as an operating lease. If a court of competent jurisdiction determines that the transaction represented by this Lease and the other Operative Documents will be treated as a financing transaction, then in such event it is the intention of the parties hereto (i) that this Lease be treated as a mortgage and security agreement and fixture filing, or other similar instrument with a power of sale (the "LESSEE MORTGAGE") from Lessee, as mortgagor, encumbering the Leased Property, and that the Lessee, as mortgagor, shall be deemed to have hereby granted a security interest and mortgage to the Lessor in the Leased Property now owned or hereafter acquired for the purpose of securing the Lessee's payment and performance obligations under this Lease and the other Operative Documents, (ii) that the Lessor shall have, as a result of such determination, all of the rights, powers and remedies of a secured party and mortgage available under Applicable Law to take possession of and sell (whether by foreclosure, power of sale or otherwise) the Leased Property, (iii) that the effective date of the Lessee Mortgage shall be the effective date of this Lease, (iv) that the recording of an instrument referencing this provision shall be deemed to be the recording of the Lessee Mortgage and (v) that the Lessee Mortgage shall secure the obligations of the Lessee under this Lease.

          (l) NO CLAIMS AGAINST LESSOR, ETC. Nothing contained in this Lease shall constitute any consent or request by the Lessor, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Property or any part thereof, nor as giving the Lessee any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Lessor in respect thereof. Notice is hereby given that the Lessor shall not be liable for any labor or services performed or any materials or other property furnished in respect of the Leased Property or any part thereof and that no mechanic's or other lien for any such labor, services, materials or other property shall attach to or affect the interest of the Lessor in the Leased Property.

          (m) LIMITED RECOURSE. Except as otherwise provided in the proviso to this Section, nothing contained in this Lease or in the other Operative Documents shall be construed as creating any liability on the part of any past or present shareholder, limited partner or general partner of the Lessee, the General Partner, or the MGP General Partners to pay any amount on account of the Lessee's obligations hereunder or under any other Operative Document to which it is a party or to perform any covenant of the Lessee contained herein or therein; PROVIDED, HOWEVER, that nothing in this Section 26(m) shall be construed (i) to relieve any Person from liability for fraud, concealment, or other intentional wrongdoing for which such Person would otherwise be liable under any Applicable Law, either directly or on behalf of the Lessee, (ii) to restrict the joinder in any action of any necessary party in order to seek enforcement of rights against the Lessee or any other party to any Operative Document or to restrict injunctive relief against any Person to the extent necessary to obtain performance by the Lessee of any of its obligations under any Operative Document, or (iii) to relieve any Person from liability for distributions, payments, or other transfers made to such Person in violation of the

Operative Documents or in violation of or otherwise recoverable under any Applicable Law.

          IN WITNESS WHEREOF, the parties hereto have each caused this Lease to be duly executed by their respective officers thereunto duly authorized on the date first written above.

                                   SELCO SERVICE CORPORATION, as Lessor


                                   By
                                     ------------------------------------------
                                     Name:  Andrew G. Mesches
                                     Title:  Vice President

                                   CROWN PACIFIC LIMITED PARTNERSHIP, as
                                     Lessee and as Construction Agent

                                   By  CROWN PACIFIC MANAGEMENT
                                       LIMITED PARTNERSHIP,
                                       its General Partner


                                   By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                                                EXHIBIT A TO THE
                                                                 LEASE AGREEMENT



                               FORM OF LEASE SUPPLEMENT


          This LEASE SUPPLEMENT dated [        ], 199__, is made by and between
SELCO SERVICE CORPORATION, an Ohio corporation, as lessor (the "Lessor"), and CROWN PACIFIC L.P., a Delaware limited partnership, as lessee (the "Lessee").

                                W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into the Lease Agreement dated as of December 19, 1997 (hereinafter the "Lease"; unless otherwise defined herein, the terms defined therein being used herein with the same meaning) and to which this Lease Supplement is a supplement;

          WHEREAS, the Lease provides for the execution and delivery of a Lease Supplement for the purposes and otherwise as set forth in Section 2 thereof.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements confirmed in the Lease and other good and valuable consideration, receipt of which is hereby acknowledged, the Lessor and the Lessee hereby agree as follows:

          (1) The Lessor does hereby lease to the Lessee, and the Lessee does hereby lease from the Lessor, the Components described in the Description of Components attached hereto on Schedule 1.

          (2) The Lessee hereby confirms to the Lessor that the Lessee has unconditionally accepted the Components for all purposes hereof and of the Lease.

          (3) The Lessee hereby confirms that the Components conform to specifications, are in good working order and repair and without defect in title, condition, design, operation or fitness for purpose, and are free and clear of all Liens except Liens permitted by Section 10 of the Lease Agreement; PROVIDED, HOWEVER, that nothing contained herein or in the Lease shall in any way diminish or otherwise affect any right which the Lessee or the Lessor may have with respect to the Components or any portion thereof against any seller, contractor, subcontractor, manufacturer or installer thereof or others.

          (4) This Lease Supplement may be executed in any number of counterparts and on separate counterparts, each of which shall be an original but all of which when taken together shall constitute one and the same instrument, except that, if this Lease Supplement constitutes "chattel paper" within the meaning of the Uniform

Commercial Code, only one counterpart stamped or marked "COUNTERPART ONE" or "COUNTERPART NUMBER 1" shall constitute, to the extent applicable, "chattel paper" or other "collateral" within the meaning of the Uniform
Commercial Code in effect in any jurisdiction.

          (5) All the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein. Without limiting the generality of the foregoing, the representations and warranties of the Lessee that are set forth in the Lease shall be deemed incorporated by reference herein with the same effect as though such representations and warranties are made on and as of the date hereof.

          (6) The Lessee hereby represents and warrants as of the date hereof that no Default or Event of Default has occurred and is continuing under the Lease.

          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease Supplement to be duly executed as of the date first written above.

                                   SELCO SERVICE CORPORATION, as Lessor


                                   By
                                     -------------------------------------------
                                     Name:  Andrew G. Mesches
                                     Title:  Vice President



                                   CROWN PACIFIC LIMITED PARTNERSHIP, as
                                     Lessee


                                   By  CROWN PACIFIC MANAGEMENT

                                       LIMITED PARTNERSHIP,
                                       its General Partner


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                     SCHEDULE 1
                                to Lease Supplement

                             DESCRIPTION OF COMPONENTS

                   The Components shall consist of the following:

                                                               EXHIBIT B TO THE
                                                               LEASE AGREEMENT



                                 FORM OF REQUISITION

To:  SELCO Service Corporation


                          CROWN PACIFIC LIMITED PARTNERSHIP
                        CERTIFIED CONSTRUCTION REQUISITION NO.__
                              DATED             , 199
                              --------------------------



          The undersigned, [Name], [Title*] of Crown Pacific Limited Partnership, acting as construction agent (the "CONSTRUCTION AGENT") for SELCO Service Corporation, the lessor (the "LESSOR") pursuant to the Lease Agreement dated as of December [ ], 1997 (the "LEASE AGREEMENT"), and acting as lessee (the "LESSEE") thereunder, submits this irrevocable Requisition and certifies, on behalf of the Lessee the following:

          1. The total amount of the Actual Project Costs for which a Requisition Funding is hereby requested is _______ Dollars ($_____). The Lessor is hereby requested to make available the proceeds of a Requisition Funding on [at least 5 Business Days after the submission date] ______ , 199_, [must be a Requisition Funding Date] subject to the satisfaction or waiver (as specified in Item 8 below) of all Requisition Funding Conditions. The Requisition Funding shall be made at [bank], account
     number [    ].

          2. The proceeds of the Requisition Funding requested herein shall be used solely to pay Actual Project Costs.

          3. No part of the Actual Project Costs paid with the funds advanced under any previous Requisition is a basis for this Requisition, and none of the Actual Project Costs which are the subject of this Requisition was included in any prior Requisition.

          4. Attached to this Requisition is a copy of each invoice, purchase order, receipt or other such document (not previously delivered with a prior Requisition) (the "INVOICES") for Actual Project Costs, which Invoices will be, or


-----------------------------
*    To be an "Officer", as defined in the Lease Agreement.

     have been, paid with the proceeds of this Requisition Funding, or, as applicable, the previous Requisition Fundings.

         5. There has been no material change in the estimated time of completion of the construction of the Facility and the Construction Agent has no reason to believe that (i) the Final Completion Date cannot be achieved by September 30, 1998 or (ii) the Actual Project Costs of the construction of the Facility will exceed the Maximum Requisition Funding Amount.

         6. No Applicable Law prohibits, and no litigation, governmental investigation or other proceeding is pending or threatened in which there is a reasonable possibility of an unfavorable judgment, decree, order or other determination which could prevent or make unlawful, or impose any material adverse condition upon, the Leased Property or the construction or operation thereof or any transaction contemplated hereby or by any other Operative Document or the ability of the Lessee to perform its obligations hereunder or thereunder.

         7. [NOT APPLICABLE TO INITIAL REQUISITION] All amounts previously advanced pursuant to previous Requisitions were or will be paid to the parties entitled thereto as specified in such Requisitions.

         8. [Except as set forth in this item 8,] all Requisition Funding Conditions required to be satisfied prior to the Requisition Funding requested herein have been satisfied. [Identify unfulfilled conditions, the actions being taken by the Construction Agent and the Lessee to satisfy such conditions and the date(s) by which the Construction Agent plans to satisfy such conditions].

         9. All of the representations and warranties of the Lessee set forth in the Operative Documents are true and correct on and as of the date hereof. The Lessee is in compliance with all of its obligations under the Operative Documents and there exists no Default or Event of Default under the Operative Documents.

          All terms used herein but not defined herein shall have the meanings assigned to such terms in the Lease.

Dated this ___  day of ______, 199_.


                                        CROWN PACIFIC LIMITED PARTNERSHIP,
                                        as Lessee and Construction Agent

                                        By CROWN PACIFIC MANAGEMENT
                                        LIMITED PARTNERSHIP, its General Partner


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                EXHIBIT C TO THE
                                                                 LEASE AGREEMENT



                            APPROVED CONSTRUCTION BUDGET

                                 [Crown to Provide]

                                                                EXHIBIT D TO THE
                                                                 LEASE AGREEMENT



                        [FORM OF FINAL COMPLETION CERTIFICATE]

                                OFFICER'S CERTIFICATE

         This Officer's Certificate is being furnished pursuant to the requirements of the Lease Agreement, dated as of December 19, 1997, among SELCO Service Corporation, an Ohio corporation (the "Lessor"), and Crown Pacific Limited Partnership, a Delaware limited partnership (the "LESSEE" and the "CONSTRUCTION AGENT") (as the same may be amended, modified or supplemented from time to time, the "LEASE"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Lease.

         The undersigned, on behalf of the Lessee, hereby certifies that:

         1. Completion of the Components as contemplated by the Lease as a whole has taken place in all respects and the Facility has been constructed. A permanent certificate of occupancy (the "PCO") for the Facility has been issued by the applicable Governmental Authority having responsibility for such issuance and the same is in proper form and not subject to any appeal or contest or to any unsatisfied conditions (other than conditions relating to completion in the future) that may allow modification or revocation.

         2. All Permits that are or will become Applicable Permits have been obtained, except Applicable Permits required by Law to be obtained after the Final Completion Date (as to which the Construction Agent, having completed all appropriate diligence, has no reason to believe that such Permits will not be granted in the usual course of business prior to the date that such Permits are required by Law, and the Lessee has applied for such Permits and satisfied all legal requirements necessary to authorize continued operation while the Permit application is pending). All such obtained Permits are in proper form, in full force and effect and not subject to any appeal or contest or to any unsatisfied conditions (other than conditions relating to completion in the future) that may allow modification or revocation.

         3. The Leased Property is in compliance in all material respects with all Applicable Laws. The construction and operation of the Facility is in accordance in all material respects with all Applicable Laws and all representations set forth in, or made in connection with, all Permits, as required for occupancy and operation thereof.

         4. The Lessee is in compliance with all Insurance Requirements and all insurance policies required under Section 14 of the Lease are in force and effect.

         5. The representations and warranties of the Lessee as set forth in the Operative Documents are true and correct in all material respects as if made on and as of the date hereof.

         6. The Facility is complete and is ready and available for its intended use by Lessee.

         7. Attached hereto as SCHEDULE A is a true and correct list, as of the date hereof, of all furniture, fixtures and equipment located on the Parcel.

Dated this ____ day of ______ , 199_.

                                            CROWN PACIFIC LIMITED PARTNERSHIP,
                                            as Construction Agent



                                            By CROWN PACIFIC MANAGEMENT LIMITED
                                            PARTNERSHIP, its General Partner



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                                                EXHIBIT E TO THE
                                                                 LEASE AGREEMENT



                          TERMS OF SINGLE INVESTOR TAX LEASE

                                     [To Follow]

                                                                EXHIBIT F TO THE
                                                                 LEASE AGREEMENT


                                   CREDIT AGREEMENT

                                                                      SCHEDULE 1
                                                              TO LEASE AGREEMENT



                                DESCRIPTION OF PARCEL

                                                             SCHEDULE 6(a)(viii)
                                                              TO LEASE AGREEMENT



                                       PERMITS